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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07986

The Alger Institutional Funds
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York 10010
(Address of principal executive offices)           (Zip code)

Mr. Hal Liebes

Fred Alger Management, LLC.

360 Park Avenue South

New York, New York 10010
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: April 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT(S) TO STOCKHOLDERS.

ALGER

THE ALGER INSTITUTIONAL FUNDS

SEMI-ANNUAL REPORT

APRIL 30, 2020 (UNAUDITED)

Table of Contents

The Alger Institutional Funds

Shareholders’ Letter	1

Fund Highlights	11

Portfolio Summary	19

Schedules of Investments	20

Statements of Assets and Liabilities	38

Statements of Operations	42

Statements of Changes in Net Assets	44

Financial Highlights	48

Notes to Financial Statements	63

Additional Information	86

Optional Internet Availability of Alger Shareholder Reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up for paperless delivery at www.icsdelivery.com/alger. If you own these shares through a financial intermediary, contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-866-345-5954 or fundreports.com. If you own these shares through a financial intermediary, contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held within the Alger Fund Complex, or your financial intermediary.

Shareholders’ Letter (Unaudited)	April 30, 2020

Dear Shareholders,

Reasons for Optimism Surface as Pandemic Drives Market Volatility

At Alger, we see plenty of reasons for optimism regarding equity investing and the well-being of society as governments seek to curtail the spread of the coronavirus, but we acknowledge that the pandemic will continue to create both personal and economic hardships in the foreseeable future. During the recent months of uncertainty and fear, we have strived to support our shareholders by drawing upon our 55 years of investing experience to seek companies that are best positioned to potentially generate durable earnings growth, and we have shared our insights on managing equities during challenging times to help our clients manage their apprehensions.

In this letter, which discusses the six-month reporting period ended April 30, 2020, I provide additional perspectives on navigating markets during the pandemic and I explain why I believe equities, while continuing to be volatile, may produce additional gains.

A Challenging Time

From the start of the reporting period until February 19 of this year, the S&P 500 Index climbed 12.18%. The spread of the novel coronavirus worldwide, however, caused investor sentiment to plummet and from the February 19 historical market peak to March 23 the index dropped 33.79%. As countries issued stay-at-home orders and shut down businesses to contain the pandemic, economic data weakened considerably. In the U.S., the Congressional Budget Office eventually predicted that gross domestic product (GDP) will contract at nearly a 40% annual rate in the second quarter of this year and unemployment will climb from a 50-year low to a peak of 16% later this year. With 24% of S&P 500 companies reporting during the last week of the reporting period, FactSet Research estimated that first quarter 2020 earnings would decline 15.8%, the largest drop since the second quarter of 2009.

In March, the Federal Reserve (“the Fed”) responded aggressively to the pandemic by implementing two rate cuts that totaled 150 basis points, bringing the fed funds target rate to ..0% - .25%. The Fed also unveiled a round of quantitative easing that could dwarf prior easing programs while U.S. legislators began creating programs initially valued at more than $2 trillion to support businesses, increase unemployment benefits and provide one-time payments to certain individuals. Hope that the stimulus plans could help mitigate the economic impact of the pandemic caused equities to bounce back and from March 24 until April 30, the S&P 500 Index recorded a 30.8% gain.

As the reporting period drew to a close, various U.S. states and certain countries began to re-open their economies as the rates of new coronavirus cases either stabilized or declined. For the six-month reporting period, the S&P 500 recorded a 3.16% loss. Volatility extended beyond the U.S. with the MSCI Emerging Markets Index declining 10.39% and the MSCI ACWI ex USA Index declining 13.02%. Broadly speaking, companies with strong balance sheets and innovative products that are experiencing growing demand as a result of the pandemic outperformed while “old economy” industries such as energy, manufacturing, brick and mortar retailers and certain travel companies including airlines, cruise ship operators and hotels performed worst.

Keeping Change in Perspective

At Alger, we believe history illustrates that companies with innovative products and services can dominate their industries by disrupting their respective industries and capturing market share. These types of companies can potentially reward investors by growing their earnings despite economic headwinds.

Consider the following examples:

•	The “Spanish Flu” pandemic and recession, which lasted from 1918 to 1919 and claimed 50 million lives. During this period, automobile ownership grew at a double-digit rate.

•	The Great Depression, which lasted from 1929 through 1939. In 1937 DuPont introduced neoprene, which is a synthetic rubber. By 1939, every automobile and airplane manufactured in the U.S. included products made with the material. Hewlett-Packard and Polaroid were also born during the Great Depression.

•	The “Asian Flu” pandemic and recession, which occurred in the late 1950s. During this event television ownership increased 12% after the introduction of color TV.

•	The recession of the early 1990s. During this event, personal computer penetration grew.

•	The Global Financial Crisis and Great Recession of 2008. During this event, smartphone subscribers, digital advertising and online retail sales all increased.

Pandemic Hastens Change

Today, internet connected devices, cloud computing, artificial intelligence, the Internet of Things, genetic sciences, medtech and healthcare advances, and other technologies are fostering innovation that is occurring at unprecedented levels. In many instances, the coronavirus pandemic is accelerating the already rapid pace at which new products and services disrupt their industries and capture market share. During the early months of the pandemic, credit card data showed that overall consumer spending declined substantially as shopping malls closed, but consumers’ online shopping has seen near exponential acceleration while people have been under stay-at-home orders.1 The increased adoption of ecommerce by consumers is comparable to the total growth in adoption that we believe would have occurred over the coming two years without the pandemic. This acceleration is occurring after decades of growth in online retailing, which increased 14.9% last year while overall retail sales increased only 3.8%. This strong growth trend of course benefits large online retailers such as Amazon.com, Inc. but it is also helping smaller retailers who have had the foresight to adopt and even primarily build their businesses online, rather than in physical stores, often using ecommerce software platforms from companies such as Shopify, Square and Hubspot.

The structure and rhythm of the American workplace (and indeed across the globe) may be forever changed as a result of the response to Covid-19. With offices shut down, many businesses have had to immediately expand remote working to the majority, if not all, of their employees. Many lessons will be learned from this mass shift to telecommuting. However, we believe that even after this healthcare crisis passes and offices re-open, there will be a shift in the perception and therefore the use of telecommuting. In particular, for many businesses and for many job roles, we believe both workers and employers are seeing efficiency gains while “working from home” and will adopt more flexible policies in the future to not only allow working from home but perhaps encourage it more broadly and frequently within their future workforce. The use of many of the new technologies that support online collaboration, videoconferencing, and business process management, even as workers are remote, is being tested now on an emergency and broad basis, and the technologies are proving themselves to be largely exceptional in their potential for changing how we work in the future. To support this massive shift, technology needs to not only provide collaborative workstations for employees, but also increased network capacity and security. Nearly every provider of internet bandwidth or data center computing power is reporting significant increases in demand. Additionally, security firms such as CrowdStrike that provide end-point protection against viruses, malware and other digital threats are experiencing increased demand for cloud-based security systems. In both government and commercial firms, the need for real-time communication with the public or their employees has driven the adoption of new communications platforms to manage the dialogue. Software company Everbridge, for example, announced during the first quarter of this year that it had processed more than 13 million messages related to the pandemic.

We have long been investors in the healthcare sector, which we view as one of the most dynamic and innovative sectors in the U.S., and indeed, the world. Today, we are seeing the valor of doctors and nurses in New York in particular, Alger’s home for over 55 years, and across the U.S. and the globe. We believe this crisis will bring benefits to healthcare systems worldwide as lessons learned from this pandemic will result in new investment in public health, strengthening our hospitals’ and service providers’ capacity to respond rapidly and flexibly to future crises, and by accelerating investment in innovations from the research lab, to testing and clinical treatments and processes, and finally to the delivery of healthcare services by our doctors and nurses on the frontline of patient care. Early growth trends like telemedicine have already proven critical in this crisis, and after it ends, we believe will have become the new way of delivering healthcare to people in the U.S. – that is a technology trend whose adoption “curve,” we believe, has the potential to go from birth to mainstream potentially faster than any we have seen before.

Going Forward

We believe market volatility will continue in the coming months due to declining earnings and heightened uncertainty. As the quarterly reporting season progressed in April, companies increasingly withdrew their guidance for fiscal year 2020 due to uncertainty regarding the future impacts of the pandemic. Analysts are projecting a substantial decline in earnings for calendar year 2020 but expect earnings growth to resume next year.

We are optimistic that an eventual recovery in earnings growth, low interest rates and a return to more normal conditions resulting from a potential coronavirus vaccine or new treatments for Covid-19 could support equity markets. Unlike most recessions, the current economic slowdown is being driven by a public health crisis rather than structural issues, such as toxic debt built upon a housing bubble that triggered the Global Financial Crisis. Regardless of the timing, we believe investors should take a long-term approach rather than try to time markets. We also think investors will be best served by using in-depth fundamental research to find companies that are gaining market share and producing durable earnings growth with innovative products and services and, more specifically, are able to benefit from the global economic dislocation occurring from the pandemic. Additionally, we believe innovative companies with strong balance sheets that can finance their own growth initiatives rather than rely on leverage may be best positioned to outperform. At Alger, we continue to seek companies that are benefiting from change as we seek to help our valued clients meet their financial needs.

Portfolio Matters

Alger Capital Appreciation Institutional Fund

The Alger Capital Appreciation Institutional Fund returned 9.39% for the fiscal six-month period ended April 30, 2020, compared to the 6.09% return of the Russell 1000 Growth Index.

Contributors to Performance

During the reporting period, the largest portfolio sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Consumer Discretionary and the largest underweight was Consumer Staples. The Consumer Discretionary and Industrials sectors provided the greatest contributions to relative performance.

Among individual positions, Amazon.com, Inc.; Microsoft Corp.; Adobe, Inc.; Apple, Inc.; and NVIDIA Corp. were the top contributors to performance. Amazon.com continues to generate strong high unit volume growth by taking market share from brick and mortar retailing and by growing its cloud computing service. During the reporting period, consumer uptake of one-day shipping supported the acceleration of the company’s online retailing. Later in the reporting period, investors became excited about the significant revenue gains associated with coronavirus quarantining and social distancing that are accelerating the pace at which ecommerce is capturing market share from traditional retailers. Additionally, investors reacted favorably to the pandemic creating increased demand for Amazon.com’s cloud service, AWS.

Detractors from Performance

The Materials and Energy sectors were among the sectors that detracted from results. Regarding individual positions, Raytheon Co.; Aptiv PLC; Boeing Co.; Dollar Tree, Inc.; and Morgan Stanley were among the top detractors from performance. Boeing is a leading producer of passenger jets and is a significant U.S. defense contractor. Boeing’s leading proprietary technology has allowed the company to be a stronger exporter of high-value, high-ticket capital goods. Shares of Boeing underperformed early in the reporting period in response to the company struggling to address software-related safety issues that have grounded 737 MAX planes for longer than originally anticipated. Additionally, regulators scrutinized the safety of the product and Boeing announced that it was suspending production of the MAX beginning in January while a resolution to the problem is sought. Boeing’s board of directors also terminated the company’s chief executive officer. More recently, fears that the global pandemic would spark a large decrease in air travel triggered a selloff of Boeing shares in late February that continued through the early portion of March. We sold our position in the company late in the reporting period.

Alger Focus Equity Fund

The Alger Focus Equity Fund returned 10.90% for the fiscal six-month period ended April 30, 2020, compared to the 6.09% return of the Russell 1000 Growth Index.

Contributors to Performance

During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Information Technology and the largest underweight was Consumer Staples. The Industrials and Consumer Discretionary sectors provided the greatest contributions to relative performance.

Regarding individual positions, Amazon.com, Inc.; Microsoft Corp.; Adobe, Inc.; NVIDIA Corp.; and Alibaba Group Holding Ltd., Sponsored ADR, Cl. A were among the top contributors to performance. Shares of Amazon.com outperformed in response to developments identified in the Alger Capital Appreciation Institutional Fund discussion.

Detractors from Performance

The Communication Services and Materials sectors were among the sectors that detracted from results. Regarding individual positions, Live Nation Entertainment, Inc.; Aptiv PLC; Morgan Stanley; Sherwin-Williams Co.; and Luckin Coffee, Inc. Sponsored ADR, Cl. A were among the top detractors from performance. Live Nation Entertainment is the music industry’s largest concert promotor. Prior to the coronavirus pandemic, it was rapidly increasing the list of artists whose concerts it promotes and the volume of the company’s ticket sales was also growing significantly. In February, fears that the spread of the coronavirus could dramatically curtail live concerts sparked a selloff of Live Nation Entertainment stock that continued through the early portion of March. Investors’ fear materialized when Live Nation Entertainment was forced to cancel thousands of concerts in response to government stay-at-home orders and bans on events that attract large crowds of individuals. Live Nation Entertainment also announced that it would refund tickets for the cancelled events.

Alger Mid Cap Growth Institutional Fund

The Alger Mid Cap Growth Institutional Fund returned 2.68% for the fiscal six-month period ended April 30, 2020, compared to the -1.78% return of the Russell Midcap Growth Index.

Contributors to Performance

During the reporting period, the largest sector weightings were Information Technology and Healthcare. The largest sector overweight was Healthcare and the largest underweight was Information Technology. The Healthcare and Financials sectors provided the largest contributions to relative performance.

Regarding individual positions, DexCom, Inc.; CrowdStrike Holdings, Inc., Cl. A; Advanced Micro Devices, Inc.; Teladoc Health, Inc.; and Shopify, Inc., Cl. A were among the top contributors to performance. Teladoc is a global leader in comprehensive virtual healthcare services. Teladoc provides virtual healthcare on both a business-to-business and direct-to-consumer basis and completed approximately 4.1 million telehealth visits in 2019. Teladoc has a global operational scale unmatched in the telemedicine industry, covering more than 450 subspecialties and servicing patients from more than 175 countries around the globe. Following the Covid-19 outbreak, Teladoc has seen an unprecedented surge in demand for its services as patients turn to telemedicine as a means of receiving necessary medical treatment while limiting unnecessary exposure to in-clinic infections. Healthcare regulators have encouraged the adoption of telemedicine and have relaxed reimbursement restrictions for telemedicine visits, further accelerating this demand growth. We believe that the additional demand generated from Covid-19 is helping to accelerate the long-term secular trend toward greater reliance on telemedicine throughout healthcare. Teladoc’s stock price surged in response to the growing demand for its services resulting from Covid-19.

Detractors from Performance

The Industrials and Consumer Staples sectors were among the sectors that detracted from results. Among individual positions, Bed Bath & Beyond Inc.; Live Nation Entertainment, Inc.; Middleby Corp.; TransDigm Group, Inc.; and Cintas Corp. were top detractors from performance. Shares of Live Nation Entertainment underperformed in response to developments identified in the Alger Focus Equity Fund discussion.

Alger Small Cap Growth Institutional Fund

The Alger Small Cap Growth Institutional Fund returned 12.13% for the fiscal six-month period ended April 30, 2020, compared to the -7.62% return of the Russell 2000 Growth Index.

Contributors to Performance

During the reporting period, the largest sector weightings were Healthcare and Information Technology. The largest sector overweight was Information Technology and the largest underweight was Industrials. The Information Technology and Healthcare sectors provided the largest contributions to relative performance. Regarding individual positions, Quidel Corp.; DexCom, Inc.; Shopify, Inc., Cl. A; Veeva Systems, Inc., Cl. A; and Insulet Corp. were top contributors to performance. Quidel develops, manufactures and markets rapid point-of-care diagnostic testing solutions worldwide that are used for infectious disease, cardiovascular, toxicology, women’s health, gastrointestinal diseases and other healthcare areas. Quidel’s diagnostics are mainly used at point-of-care locations, such as physicians’ offices, hospitals, urgent care clinics, pharmacies, wellness screening clinics and clinical laboratories. Shares of Quidel outperformed during the reporting period in response to the company announcing strong results for the last three months of 2019 and providing strong guidance for this year. Quidel’s results benefitted from a stronger-than-expected 2019-2020 U.S. flu season. Additionally, the performance of Quidel shares benefited from the Covid-19 outbreak because the company’s influenza and other respiratory tests can rule out non-coronavirus causes of a patient’s symptoms. Quidel also has various potential drivers of growth, including a new toxicology panel, a high sensitivity troponin test in Europe for cardiac healthcare and a new Lyme Disease test. Quidel also offers diagnostic test solutions for the ongoing Covid-19 pandemic.

Detractors from Performance

The Communication Services and Energy sectors were among the sectors that detracted from results. Regarding individual positions, Cantel Medical Corp.; Live Nation Entertainment, Inc.; Bed Bath & Beyond Inc.; Blackbaud, Inc.; and Shake Shack, Inc., Cl. A. were among the top detractors from performance. Shares of Live Nation Entertainment underperformed in response to developments identified in the Alger Focus Equity Fund discussion.

I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA

Chief Investment Officer

Fred Alger Management, LLC

1 Source: Bank of America.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in a fund unless preceded or accompanied by an effective prospectus for the fund. Fund returns represent the fiscal six-month period return of Class I shares.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedule of Investments for each fund that is included in this report for a complete list of fund holdings as of April 30, 2020. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the funds during the fiscal six-month period ended April 30, 2020.

Risk Disclosures

Alger Capital Appreciation Institutional Fund

Investing in the stock market involves risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies.

Alger Focus Equity Fund

Investing in the stock market involves certain risks, including the potential loss of principal. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investments in the Consumer Discretionary Sector may be affected by domestic and international economies, consumer’s disposable income, consumer preferences and social trends. Foreign securities involve special risks including currency risk and risks related to political, social, or economic conditions. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Mid Cap Growth Institutional Fund

Investing in the stock market involves certain risks, including the potential loss of principal. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of medium capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency risk and risks related to political, social, or economic conditions. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Small Cap Growth Institutional Fund

Investing in the stock market involves certain risks, including the potential loss of principal. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign and Emerging Market securities involve special risks including currency risk and risks related to political, social, or economic conditions.

For a more detailed discussion of the risks associated with a fund, please see the Prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses.

For a prospectus or a summary prospectus containing this and other information about The Alger Institutional Funds call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, LLC, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•	The S&P 500 Index: An index of large company stocks considered to be representative of the U.S. stock market.

•	The MSCI ACWI ex USA Index (gross) captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 26 Emerging Markets (EM) countries. The index covers approximately 85% of the global equity opportunity set outside the US.

•	The Morgan Stanley Capital International (MSCI) Emerging Markets Index (gross) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

•	The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

•	The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

•	The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment.

•	FactSet Research provides integrated software and data solutions for investment professionals.

FUND PERFORMANCE AS OF 3/31/20 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1	5	10	SINCE
	YEAR	YEARS	YEARS	INCEPTION
Alger Capital Appreciation Institutional Class I (Inception 11/8/93)	2.20%	9.26%	12.25%	11.73%
Alger Capital Appreciation Institutional Class R (Inception 1/27/03)*	1.73%	8.76%	11.71%	11.18%
Alger Capital Appreciation Institutional Class Y (Inception 2/28/17)	2.64%	n/a	n/a	12.07%
Alger Capital Appreciation Institutional Class Z-2 (Inception 10/14/16)	2.55%	n/a	n/a	13.46%
Alger Focus Equity Class A (Inception 12/31/12)	(2.07)%	9.58%	n/a	13.86%
Alger Focus Equity Class C (Inception 12/31/12)	1.54%	9.93%	n/a	13.84%
Alger Focus Equity Class I (Inception 11/8/93)	3.40%	10.82%	12.33%	9.05%
Alger Focus Equity Class Y (Inception 2/28/17)	3.68%	n/a	n/a	14.13%
Alger Focus Equity Class Z (Inception 12/31/12)	3.68%	11.12%	n/a	15.11%
Alger Mid Cap Growth Institutional Class I (Inception 11/8/93)	(8.66)%	4.07%	8.94%	10.88%
Alger Mid Cap Growth Institutional Class R (Inception 1/27/03)*	(9.12)%	3.53%	8.37%	10.33%
Alger Mid Cap Growth Institutional Class Z-2 (Inception 10/14/16)	(8.39)%	n/a	n/a	9.46%
Alger Small Cap Growth Institutional Class I (Inception 11/8/93)	(2.36)%	7.66%	10.02%	9.21%
Alger Small Cap Growth Institutional Class R (Inception 1/27/03)*	(2.83)%	7.13%	9.48%	8.68%
Alger Small Cap Growth Institutional Class Z-2 (Inception 8/1/16)	(2.04)%	1.70	n/a	13.67%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.

On October 15, 2018, Alger Capital Appreciation Focus Fund changed its name to Alger Focus Equity Fund.

*	Since inception performance is calculated from 11/8/93. Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares. The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Fund Highlights Through April 30, 2020 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS I SHARES

— 10 years ended 4/30/20

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital Appreciation Institutional Fund Class I shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2020. Figures for the Alger Capital Appreciation Institutional Fund Class I shares and the Russell 1000 Growth Index include reinvestment of dividends. Figures for the Alger Capital Appreciation Institutional Fund Class I shares also include reinvestment of capital gains. Performance for the Alger Capital Appreciation Institutional Fund Class R, Class Y and Class Z-2 shares may vary from the results shown above due to differences in expenses the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Fund Highlights Through April 30, 2020 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/20

AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	11/8/1993
Class I (Inception 11/8/93)	11.53%	12.47%	13.78%	12.27%
Class R (Inception 1/27/03)*	11.00%	11.95%	13.23%	11.72%
Russell 1000 Growth Index	10.84%	13.34%	14.41%	9.70%

				Since
	1 YEAR	5 YEARS	10 YEARS	2/28/2017
Class Y (Inception 2/28/17)	11.97%	n/a	n/a	16.67%
Russell 1000 Growth Index	10.84%	n/a	n/a	16.04%

				Since
	1 YEAR	5 YEARS	10 YEARS	10/14/2016
Class Z-2 (Inception 10/14/16)	11.89%	n/a	n/a	17.58%
Russell 1000 Growth Index	10.84%	n/a	n/a	17.59%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*	Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares. The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

ALGER FOCUS EQUITY FUND

Fund Highlights Through April 30, 2020 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS I SHARES

— 10 years ended 4/30/20

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Focus Equity Fund Class I shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2020. On October 15, 2018, Alger Capital Appreciation Focus Fund changed its name to Alger Focus Equity Fund. Beginning December 31, 2012, Alger Focus Equity Fund changed its investment strategy to invest in a smaller number of issuers. Figures for the Alger Focus Equity Fund Class I shares and the Russell 1000 Growth Index include reinvestment of dividends. Figures for the Alger Focus Equity Fund Class I shares also include reinvestment of capital gains. Performance for Alger Focus Equity Fund Class A, Class C, Class Y and Class Z shares may vary from the results shown above due to differences in expenses the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER FOCUS EQUITY FUND

Fund Highlights Through April 30, 2020 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/20

AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	11/8/1993
Class I (Inception 11/8/93)	13.16%	14.11%	13.86%	9.61%
Russell 1000 Growth Index	10.84%	13.34%	14.41%	9.70%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/31/2012
Class A (Inception 12/31/12)	7.11%	12.82%	n/a	15.93%
Class C (Inception 12/31/12)	11.18%	13.18%	n/a	15.90%
Class Z (Inception 12/31/12)	13.42%	14.41%	n/a	17.19%
Russell 1000 Growth Index	10.84%	13.34%	n/a	15.88%

				Since
	1 YEAR	5 YEARS	10 YEARS	2/28/2017
Class Y (Inception 2/28/17)	13.40%	n/a	n/a	18.98%
Russell 1000 Growth Index	10.84%	n/a	n/a	16.04%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER MID CAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through April 30, 2020 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS I SHARES

— 10 years ended 4/30/20

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap Growth Institutional Fund Class I shares and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2020. Figures for Alger Mid Cap Growth Institutional Fund Class I shares and the Russell Midcap Growth Index include reinvestment of dividends. Figures for the Alger Mid Cap Growth Institutional Fund Class I shares also include reinvestment of capital gains. Performance for the Alger Mid Cap Growth Institutional Fund Class R and Class Z-2 shares may vary from the results shown above due to differences in expenses the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER MID CAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through April 30, 2020 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/20

AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	11/8/1993
Class I (Inception 11/8/93)	2.18%	7.62%	10.33%	11.46%
Class R (Inception 1/27/03)*	1.65%	7.06%	9.75%	10.90%
Russell Midcap Growth Index	0.23%	8.88%	12.19%	9.61%

				Since
	1 YEAR	5 YEARS	10 YEARS	10/14/2016
Class Z-2 (Inception 10/14/16)	2.49%	n/a	n/a	13.82%
Russell Midcap Growth Index	0.23%	n/a	n/a	13.14%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*	Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares. The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through April 30, 2020 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS I SHARES

— 10 years ended 4/30/20

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap Growth Institutional Fund Class I shares and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2020. Figures for the Alger Small Cap Growth Institutional Fund Class I shares and the Russell 2000 Growth Index include reinvestment of dividends. Figures for the Alger Small Cap Growth Institutional Fund Class I shares also include reinvestment of capital gains. Performance for the Alger Small Cap Growth Institutional Fund Class R and Class Z-2 shares may vary from the results shown above due to differences in expenses the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through April 30, 2020 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/20

AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	11/8/1993
Class I (Inception 11/8/93)	10.59%	12.13%	11.46%	9.87%
Class R (Inception 1/27/03)*	10.02%	11.57%	10.91%	9.33%
Russell 2000 Growth Index	(9.22)%	5.19%	9.96%	6.96%

				Since
	1 YEAR	5 YEARS	10 YEARS	8/1/2016
Class Z-2 (Inception 8/1/16)	10.94%	n/a	n/a	18.51%
Russell 2000 Growth Index	(9.22)%	n/a	n/a	6.95%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*	Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares. The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

PORTFOLIO SUMMARY†

April 30, 2020 (Unaudited)

	Alger Capital			Alger Small Cap
	Appreciation	Alger Focus Equity	Alger Mid Cap Growth	Growth Institutional
SECTORS	Institutional Fund	Fund	Institutional Fund	Fund
Communication Services	12.3%	11.8%	3.9%	2.4%
Consumer Discretionary	20.1	19.5	15.4	6.6
Consumer Staples	1.0	0.0	2.5	1.0
Energy	0.0	0.0	0.0	0.6
Financials	4.4	5.8	5.4	3.1
Healthcare	13.9	12.2	22.0	44.5
Industrials	4.1	4.1	12.9	2.6
Information Technology	40.7	42.1	30.3	28.7
Materials	1.9	2.4	1.7	1.5
Real Estate	1.4	1.8	5.4	3.5
Short-Term Investments and Net Other Assets	0.2	0.3	0.5	5.5
	100.0%	100.0%	100.0%	100.0%

† Based on net assets for each Fund.

THE ALGER INSTITUTIONAL FUNDS

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments April 30, 2020 (Unaudited)

COMMON STOCKS—98.2%	SHARES	VALUE
AEROSPACE & DEFENSE—0.8%
Raytheon Technologies Corp.	233,580	$15,138,320
The Boeing Co.	15,323	2,160,850
TransDigm Group, Inc.	21,266	7,721,259
		25,020,429
APPAREL ACCESSORIES & LUXURY GOODS—0.3%
Lululemon Athletica, Inc.*	38,144	8,524,421
LVMH Moet Hennessy Louis Vuitton SE	6,253	2,417,035
		10,941,456
APPLICATION SOFTWARE—7.6%
Adobe, Inc.*	264,229	93,441,943
Autodesk, Inc.*	65,144	12,190,397
Cadence Design Systems, Inc.*	178,988	14,521,296
Intuit, Inc.	92,856	25,053,477
Palantir Technologies, Inc., Cl. A*,@,(a)	239,030	1,374,423
RingCentral, Inc., Cl. A*	48,701	11,129,640
salesforce.com, Inc.*	555,204	89,915,288
		247,626,464
AUTO PARTS & EQUIPMENT—0.5%
Aptiv PLC	256,104	17,812,033

AUTOMOBILE MANUFACTURERS—0.3%
Tesla, Inc.*	12,888	10,076,869

AUTOMOTIVE RETAIL—0.1%
Carvana Co., Cl. A*	53,592	4,293,255

BIOTECHNOLOGY—2.6%
Gilead Sciences, Inc.	68,536	5,757,024
Regeneron Pharmaceuticals, Inc.*	5,997	3,153,702
Sarepta Therapeutics, Inc.*	93,439	11,014,589
Seattle Genetics, Inc.*	35,154	4,824,183
Vertex Pharmaceuticals, Inc.*	233,395	58,628,825
		83,378,323
BUILDING PRODUCTS—0.0%
Carrier Global Corp.*	22,193	393,038

CASINOS & GAMING—0.3%
Las Vegas Sands Corp.	210,992	10,131,836

DATA PROCESSING & OUTSOURCED SERVICES—10.8%
Fidelity National Information Services, Inc.	722,725	95,320,200
Fiserv, Inc.*	195,802	20,179,354
Mastercard, Inc., Cl. A	36,841	10,130,170
PayPal Holdings, Inc.*	503,400	61,918,200
Visa, Inc., Cl. A	918,713	164,192,388
		351,740,312
DIVERSIFIED BANKS—0.1%
JPMorgan Chase & Co.	30,872	2,956,303

DIVERSIFIED SUPPORT SERVICES—0.6%
Cintas Corp.	91,577	20,314,526

THE ALGER INSTITUTIONAL FUNDS

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

COMMON STOCKS—98.2% (CONT.)	SHARES	VALUE
ENVIRONMENTAL & FACILITIES SERVICES—0.5%
Waste Management, Inc.	161,737	$16,176,935

FINANCIAL EXCHANGES & DATA—2.6%
CME Group, Inc., Cl. A	38,457	6,853,422
Intercontinental Exchange, Inc.	402,656	36,017,579
S&P Global, Inc.	142,532	41,744,772
		84,615,773
FOOD DISTRIBUTORS—0.4%
Sysco Corp.	223,078	12,552,599

FOOTWEAR—0.8%
NIKE, Inc., Cl. B	306,741	26,741,680

HEALTHCARE EQUIPMENT—6.3%
Boston Scientific Corp.*	1,704,071	63,868,581
Danaher Corp.	718,160	117,390,433
DexCom, Inc.*	63,580	21,312,016
Intuitive Surgical, Inc.*	3,037	1,551,543
		204,122,573
HEALTHCARE SERVICES—0.7%
Cigna Corp.	115,817	22,674,652

HOME IMPROVEMENT RETAIL—1.6%
Lowe’s Cos., Inc.	483,741	50,671,870

HYPERMARKETS & SUPER CENTERS—0.2%
Costco Wholesale Corp.	5,326	1,613,778
Walmart, Inc.	32,199	3,913,788
		5,527,566
INDUSTRIAL CONGLOMERATES—0.5%
Honeywell International, Inc.	119,908	17,014,945

INDUSTRIAL GASES—0.4%
Air Products & Chemicals, Inc.	54,728	12,345,542

INDUSTRIAL MACHINERY—0.0%
Otis Worldwide Corp.*	11,096	564,897

INTERACTIVE MEDIA & SERVICES—10.2%
Alphabet, Inc., Cl. C*	120,954	163,125,821
Facebook, Inc., Cl. A*	716,874	146,751,277
Pinterest, Inc., Cl. A*	613,915	12,683,484
Tencent Holdings Ltd.	170,898	8,984,186
		331,544,768
INTERNET & DIRECT MARKETING RETAIL—14.6%
Alibaba Group Holding Ltd.#,*	728,370	147,618,748
Altaba, Inc.*,@,(a)	342,659	7,829,759
Amazon.com, Inc.*	131,653	325,709,522
		481,158,029
INTERNET SERVICES & INFRASTRUCTURE—0.4%
VeriSign, Inc.*	68,637	14,378,765

THE ALGER INSTITUTIONAL FUNDS

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

COMMON STOCKS—98.2% (CONT.)	SHARES	VALUE
INVESTMENT BANKING & BROKERAGE—0.4%
Morgan Stanley	313,504	$12,361,462
The Charles Schwab Corp.	52,773	1,990,598
		14,352,060
LIFE SCIENCES TOOLS & SERVICES—0.7%
Thermo Fisher Scientific, Inc.	71,517	23,935,310

MANAGED HEALTHCARE—2.4%
UnitedHealth Group, Inc.	271,460	79,393,906

METAL & GLASS CONTAINERS—0.7%
Ball Corp.	325,160	21,327,244

MOVIES & ENTERTAINMENT—1.2%
Netflix, Inc.*	94,582	39,710,253

PHARMACEUTICALS—1.2%
Bristol-Myers Squibb Co.	50,621	3,078,263
GW Pharmaceuticals PLC #,*	89,096	8,922,073
Novartis AG#	262,942	22,279,076
Zoetis, Inc., Cl. A	31,264	4,042,748
		38,322,160
PROPERTY & CASUALTY INSURANCE—1.3%
The Progressive Corp.	537,518	41,550,141

RAILROADS—1.0%
Union Pacific Corp.	212,929	34,023,925

RESEARCH & CONSULTING SERVICES—0.1%
CoStar Group, Inc.*	6,414	4,157,940

RESTAURANTS—1.3%
Starbucks Corp.	560,199	42,984,069

SEMICONDUCTOR EQUIPMENT—1.2%
ASML Holding NV	23,531	6,787,046
Lam Research Corp.	123,688	31,575,073
		38,362,119
SEMICONDUCTORS—3.7%
Advanced Micro Devices, Inc.*	40,696	2,132,063
Micron Technology, Inc.*	184,276	8,824,978
NVIDIA Corp.	221,680	64,792,631
NXP Semiconductors NV	446,286	44,436,697
		120,186,369
SOFT DRINKS—0.5%
The Coca-Cola Co.	349,445	16,036,031

SPECIALTY CHEMICALS—0.9%
The Sherwin-Williams Co.	54,811	29,398,976

SYSTEMS SOFTWARE—11.1%
Crowdstrike Holdings, Inc., Cl. A*	197,360	13,353,378
Microsoft Corp.	1,796,610	321,970,478
Palo Alto Networks, Inc.*	73,749	14,492,416

THE ALGER INSTITUTIONAL FUNDS

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

COMMON STOCKS—98.2% (CONT.)	SHARES	VALUE
SYSTEMS SOFTWARE—11.1% (CONT.)
ServiceNow, Inc.*	34,083	$11,981,538
		361,797,810
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—5.8%
Apple, Inc.	636,278	186,938,476
Western Digital Corp.	23,151	1,066,798
		188,005,274
TRUCKING—0.5%
Lyft, Inc., Cl. A*	232,400	7,629,692
Uber Technologies, Inc.*	242,549	7,341,958
		14,971,650
WIRELESS TELECOMMUNICATION SERVICES—1.0%
T-Mobile US, Inc.*	359,920	31,600,976
TOTAL COMMON STOCKS
(Cost $2,029,106,400)		3,204,891,651

PREFERRED STOCKS—0.2%	SHARES	VALUE
APPLICATION SOFTWARE—0.2%
Palantir Technologies, Inc., Cl. B*,@,(a)	974,841	5,605,336
Palantir Technologies, Inc., Cl. D*,@,(a)	127,007	730,290
		6,335,626
TOTAL PREFERRED STOCKS
(Cost $7,275,902)		6,335,626

REAL ESTATE INVESTMENT TRUST—1.4%	SHARES	VALUE
SPECIALIZED—1.4%
Crown Castle International Corp.	276,305	44,051,306
(Cost $34,284,051)		44,051,306
Total Investments
(Cost $2,070,666,353)	99.8%	$3,255,278,583
Unaffiliated Securities (Cost $2,070,666,353)		3,255,278,583
Other Assets in Excess of Liabilities	0.2%	7,340,460
NET ASSETS	100.0%	$3,262,619,043

#	American Depositary Receipts.

(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.

*	Non-income producing security.

THE ALGER INSTITUTIONAL FUNDS

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2020
Altaba, Inc.	10/24/18	$986,137	0.03%	$1,281,771	0.04%
Altaba, Inc.	10/25/18	1,506,214	0.04%	1,948,488	0.06%
Altaba, Inc.	10/29/18	1,458,917	0.04%	1,965,237	0.06%
Altaba, Inc.	10/30/18	1,034,749	0.03%	1,420,105	0.04%
Altaba, Inc.	10/31/18	767,835	0.02%	1,003,138	0.03%
Altaba, Inc.	11/6/18	165,940	0.00%	211,020	0.01%
Palantir Technologies, Inc., Cl. A	10/7/14	1,555,368	0.05%	1,374,423	0.04%
Palantir Technologies, Inc., Cl. B	10/7/14	6,437,297	0.22%	5,605,336	0.17%
Palantir Technologies, Inc., Cl. D	10/14/14	838,605	0.03%	730,290	0.03%
Total				$15,539,808	0.48%

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER FOCUS EQUITY FUND

Schedule of Investments April 30, 2020 (Unaudited)

COMMON STOCKS—97.9%	SHARES	VALUE
AEROSPACE & DEFENSE—0.5%
TransDigm Group, Inc.	9,516	$3,455,069

ALTERNATIVE CARRIERS—0.8%
Bandwidth, Inc., Cl. A*	73,169	5,967,664

APPLICATION SOFTWARE—6.3%
Adobe, Inc.*	57,209	20,231,391
Avalara, Inc.*	32,533	2,907,474
Intuit, Inc.	18,540	5,002,277
salesforce.com, Inc.*	117,684	19,058,924
		47,200,066
AUTO PARTS & EQUIPMENT—0.3%
Aptiv PLC	29,154	2,027,661

AUTOMOTIVE RETAIL—0.1%
Carvana Co., Cl. A*	10,613	850,207

BIOTECHNOLOGY—1.5%
Vertex Pharmaceuticals, Inc.*	45,204	11,355,245

CASINOS & GAMING—1.0%
DraftKings, Inc., Cl. A*	391,783	7,624,097

DATA PROCESSING & OUTSOURCED SERVICES—13.2%
Fidelity National Information Services, Inc.	218,815	28,859,510
Fiserv, Inc.*	161,777	16,672,738
PayPal Holdings, Inc.*	147,848	18,185,304
Visa, Inc., Cl. A	203,511	36,371,486
		100,089,038
DIVERSIFIED SUPPORT SERVICES—0.8%
Cintas Corp.	26,583	5,896,907

EDUCATION SERVICES—0.8%
Arco Platform Ltd., Cl. A*	58,690	2,947,412
Bright Horizons Family Solutions, Inc.*	27,085	3,154,048
		6,101,460
FINANCIAL EXCHANGES & DATA—3.4%
CME Group, Inc., Cl. A	36,120	6,436,945
S&P Global, Inc.	64,962	19,026,071
		25,463,016
HEALTHCARE EQUIPMENT—7.1%
Boston Scientific Corp.*	493,224	18,486,036
Danaher Corp.	168,066	27,472,068
DexCom, Inc.*	21,479	7,199,761
		53,157,865
HOME IMPROVEMENT RETAIL—1.8%
Lowe’s Cos., Inc.	128,931	13,505,522

INDUSTRIAL CONGLOMERATES—0.8%
Honeywell International, Inc.	40,829	5,793,635

INDUSTRIAL GASES—0.3%
Air Products & Chemicals, Inc.	9,746	2,198,503

THE ALGER INSTITUTIONAL FUNDS | ALGER FOCUS EQUITY FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

COMMON STOCKS—97.9% (CONT.)	SHARES	VALUE
INTERACTIVE MEDIA & SERVICES—10.0%
Alphabet, Inc., Cl. C*	27,503	$37,092,196
Facebook, Inc., Cl. A*	159,762	32,704,879
Pinterest, Inc., Cl. A*	257,070	5,311,066
		75,108,141
INTERNET & DIRECT MARKETING RETAIL—14.8%
Alibaba Group Holding Ltd.#,*	171,041	34,664,879
Amazon.com, Inc.*	31,194	77,173,956
		111,838,835
INVESTMENT BANKING & BROKERAGE—0.5%
Morgan Stanley	92,983	3,666,320

IT CONSULTING & OTHER SERVICES—0.1%
Grid Dynamics Holdings, Inc.*	120,408	962,060

LIFE SCIENCES TOOLS & SERVICES—0.6%
Thermo Fisher Scientific, Inc.	13,186	4,413,090

MANAGED HEALTHCARE—2.8%
UnitedHealth Group, Inc.	71,815	21,003,733

METAL & GLASS CONTAINERS—0.4%
Ball Corp.	51,168	3,356,109

MOVIES & ENTERTAINMENT—1.0%
Netflix, Inc.*	17,713	7,436,803

PHARMACEUTICALS—0.3%
GW Pharmaceuticals PLC#,*	19,465	1,949,225

PROPERTY & CASUALTY INSURANCE—2.0%
The Progressive Corp.	191,656	14,815,009

RAILROADS—1.2%
Union Pacific Corp.	55,415	8,854,763

RESTAURANTS—0.6%
Starbucks Corp.	59,045	4,530,523

SEMICONDUCTOR EQUIPMENT—1.8%
Applied Materials, Inc.	274,752	13,649,679

SEMICONDUCTORS—5.1%
Micron Technology, Inc.*	40,589	1,943,807
NVIDIA Corp.	58,108	16,983,806
NXP Semiconductors NV	193,796	19,296,268
		38,223,881
SPECIALTY CHEMICALS—1.6%
The Sherwin-Williams Co.	22,803	12,230,845

SYSTEMS SOFTWARE—10.0%
Crowdstrike Holdings, Inc., Cl. A*	80,076	5,417,942
Microsoft Corp.	389,480	69,798,711
		75,216,653
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—5.5%
Apple, Inc.	140,349	41,234,536

THE ALGER INSTITUTIONAL FUNDS | ALGER FOCUS EQUITY FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

COMMON STOCKS—97.9% (CONT.)	SHARES	VALUE
TRUCKING—0.9%
Uber Technologies, Inc.*	217,566	$6,585,723
TOTAL COMMON STOCKS
(Cost $587,240,389)		735,761,883

PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	76,825	60,692
(Cost $345,713)		60,692

REAL ESTATE INVESTMENT TRUST—1.8%	SHARES	VALUE
SPECIALIZED—1.8%
Crown Castle International Corp.	84,676	13,499,895
(Cost $11,489,899)		13,499,895
Total Investments
(Cost $599,076,001)	99.7%	$749,322,470
Affiliated Securities (Cost $345,713)		60,692
Unaffiliated Securities (Cost $598,730,288)		749,261,778
Other Assets in Excess of Liabilities	0.3%	2,319,567
NET ASSETS	100.0%	$751,642,037

#	American Depositary Receipts.

(a)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.

(b)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.

*	Non-income producing security.

@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2020
Prosetta Biosciences, Inc., Series D	2/6/15	$345,713	0.80%	$60,692	0.01%
Total				$60,692	0.01%

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments April 30, 2020 (Unaudited)

COMMON STOCKS—92.8%	SHARES	VALUE
AEROSPACE & DEFENSE—2.1%
HEICO Corp.	7,304	$639,836
HEICO Corp., Cl. A	2,713	196,231
L3Harris Technologies, Inc.	4,530	877,461
		1,713,528
ALTERNATIVE CARRIERS—0.7%
Bandwidth, Inc., Cl. A*	7,367	600,852

APPAREL ACCESSORIES & LUXURY GOODS—1.0%
Lululemon Athletica, Inc.*	3,623	809,668

APPAREL RETAIL—0.6%
Burlington Stores, Inc.*	2,743	501,119

APPLICATION SOFTWARE—9.6%
Atlassian Corp. PLC, Cl. A*	2,692	418,579
Avalara, Inc. *,(a)	11,845	1,058,587
Benefitfocus, Inc.*	41,577	450,279
Cadence Design Systems, Inc.*	7,860	637,682
Citrix Systems, Inc.	2,930	424,879
Coupa Software, Inc.*	4,122	725,843
Dynatrace, Inc.*	7,544	225,188
Fair Isaac Corp.*	3,450	1,217,643
Five9, Inc.*	7,494	694,469
Palantir Technologies, Inc., Cl. A*,@,(b)	12,426	71,450
Paycom Software, Inc.*	1,552	405,103
PTC, Inc.*	7,415	513,489
RingCentral, Inc., Cl. A*	2,471	564,698
Workday, Inc., Cl. A*	1,987	305,799
Zoom Video Communications, Inc., Cl. A*	1,346	181,939
		7,895,627
ASSET MANAGEMENT & CUSTODY BANKS—0.6%
The Carlyle Group, Inc.	21,536	504,804

AUTO PARTS & EQUIPMENT—0.5%
Aptiv PLC	5,891	409,719

AUTOMOBILE MANUFACTURERS—0.3%
Winnebago Industries, Inc.	6,034	267,729

AUTOMOTIVE RETAIL—1.1%
O’Reilly Automotive, Inc.*	2,260	873,128

BIOTECHNOLOGY—4.5%
Alnylam Pharmaceuticals, Inc.*	1,636	215,461
BioMarin Pharmaceutical, Inc.*	5,127	471,787
Forte Biosciences, Inc.*,@,(b)	453,122	487,967
Genmab AS#,*	19,746	480,420
Moderna, Inc.*	8,623	396,572
Regeneron Pharmaceuticals, Inc.*	353	185,636
Sarepta Therapeutics, Inc.*	5,789	682,407
Seattle Genetics, Inc.*	5,489	753,255
		3,673,505

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

COMMON STOCKS—92.8% (CONT.)	SHARES	VALUE
BUILDING PRODUCTS—1.2%
Lennox International, Inc.	3,301	$616,231
Trex Co., Inc.*	3,509	334,127
		950,358
CASINOS & GAMING—1.4%
DraftKings, Inc., Cl. A*	57,452	1,118,016

COMMUNICATIONS EQUIPMENT—0.3%
Motorola Solutions, Inc.	1,985	285,463

CONSTRUCTION MATERIALS—0.9%
Vulcan Materials Co.	6,383	721,087

DATA PROCESSING & OUTSOURCED SERVICES—5.3%
Fiserv, Inc.*	19,618	2,021,831
Global Payments, Inc.	7,476	1,241,165
Square, Inc., Cl. A*	16,179	1,053,900
		4,316,896
DISTRIBUTORS—1.0%
Pool Corp.	3,733	790,127

DIVERSIFIED SUPPORT SERVICES—2.3%
Cintas Corp.	3,002	665,934
Copart, Inc.*	10,214	818,243
UniFirst Corp.	2,457	413,145
		1,897,322
EDUCATION SERVICES—1.1%
Bright Horizons Family Solutions, Inc.*	8,024	934,395

ELECTRICAL COMPONENTS & EQUIPMENT—1.6%
AMETEK, Inc.	10,185	854,216
Rockwell Automation, Inc.	2,346	444,520
		1,298,736
ELECTRONIC EQUIPMENT & INSTRUMENTS—1.6%
Cognex Corp.	12,167	672,105
Trimble, Inc.*	17,877	619,081
		1,291,186
ELECTRONIC MANUFACTURING SERVICES—0.6%
Flex Ltd.*	54,559	532,496

ENVIRONMENTAL & FACILITIES SERVICES—0.5%
Waste Connections, Inc.	4,603	395,444

FINANCIAL EXCHANGES & DATA—1.3%
MarketAxess Holdings, Inc.	1,485	675,689
Tradeweb Markets, Inc., Cl. A	7,604	396,625
		1,072,314
FOOD DISTRIBUTORS—2.5%
US Foods Holding Corp.*	95,449	2,052,153

GENERAL MERCHANDISE STORES—1.6%
Dollar General Corp.	7,420	1,300,726

HEALTHCARE EQUIPMENT—7.2%
DexCom, Inc.*	8,218	2,754,673

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

COMMON STOCKS—92.8% (CONT.)	SHARES	VALUE
HEALTHCARE EQUIPMENT—7.2% (CONT.)
Hill-Rom Holdings, Inc.	1,926	$216,656
Hologic, Inc.*	8,574	429,557
Insulet Corp.*	5,225	1,043,537
Masimo Corp.*	3,800	812,858
Nevro Corp.*	1,812	213,164
ResMed, Inc.	2,981	463,009
		5,933,454
HEALTHCARE SERVICES—1.3%
1Life Healthcare, Inc.*	6,062	149,550
Guardant Health, Inc.*	11,923	917,594
		1,067,144
HEALTHCARE TECHNOLOGY—3.3%
Phreesia, Inc.*	11,041	280,331
Teladoc Health, Inc.*	6,980	1,148,838
Veeva Systems, Inc., Cl. A*	6,810	1,299,348
		2,728,517
INDUSTRIAL MACHINERY—1.5%
Donaldson Co., Inc.	17,607	771,715
Lincoln Electric Holdings, Inc.	5,953	479,276
		1,250,991
INSURANCE BROKERS—0.8%
eHealth, Inc.*	6,110	651,937

INTERACTIVE HOME ENTERTAINMENT—1.3%
Activision Blizzard, Inc.	10,618	676,685
Take-Two Interactive Software, Inc.*	3,146	380,823
		1,057,508
INTERACTIVE MEDIA & SERVICES—0.8%
Pinterest, Inc., Cl. A*	31,054	641,576

INTERNET & DIRECT MARKETING RETAIL—2.0%
Etsy, Inc.*	13,881	900,461
MercadoLibre, Inc.*	1,316	767,899
		1,668,360
INTERNET SERVICES & INFRASTRUCTURE—3.4%
Akamai Technologies, Inc.*	10,119	988,727
Shopify, Inc., Cl. A*	1,659	1,048,970
VeriSign, Inc.*	3,790	793,967
		2,831,664
IT CONSULTING & OTHER SERVICES—0.4%
Gartner, Inc.*	2,512	298,451

LEISURE FACILITIES—2.0%
Planet Fitness, Inc., Cl. A*	7,497	452,294
Vail Resorts, Inc.	7,043	1,204,353
		1,656,647
LEISURE PRODUCTS—0.8%
Peloton Interactive, Inc., Cl. A*	19,817	624,236

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

COMMON STOCKS—92.8% (CONT.)	SHARES	VALUE
LIFE SCIENCES TOOLS & SERVICES—2.4%
10X Genomics, Inc., Cl. A*	1,484	$118,527
Bio-Rad Laboratories, Inc., Cl. A*	673	296,187
Bio-Techne Corp.	2,741	616,725
Lonza Group AG	537	234,429
Repligen Corp.*	5,722	664,610
		1,930,478
METAL & GLASS CONTAINERS—0.8%
Ball Corp.	10,436	684,497

MOVIES & ENTERTAINMENT—1.1%
Live Nation Entertainment, Inc.*	9,684	434,521
Roku, Inc., Cl. A*	4,122	499,710
		934,231
PHARMACEUTICALS—1.5%
Aerie Pharmaceuticals, Inc.*	15,682	238,994
GW Pharmaceuticals PLC#,*	8,222	823,351
Reata Pharmaceuticals, Inc., Cl. A*	1,102	174,292
		1,236,637
PROPERTY & CASUALTY INSURANCE—0.9%
The Progressive Corp.	9,758	754,293

REAL ESTATE SERVICES—0.8%
FirstService Corp.	7,576	655,930

REGIONAL BANKS—1.8%
SVB Financial Group*	5,346	1,032,687
Webster Financial Corp.	15,212	429,739
		1,462,426
RESEARCH & CONSULTING SERVICES—2.1%
CoStar Group, Inc.*	1,690	1,095,560
Verisk Analytics, Inc., Cl. A	3,980	608,263
		1,703,823
RESTAURANTS—1.5%
Chipotle Mexican Grill, Inc., Cl. A*	953	837,258
Shake Shack, Inc., Cl. A*	7,550	411,551
		1,248,809
SEMICONDUCTOR EQUIPMENT—2.5%
Lam Research Corp.	3,926	1,002,229
SolarEdge Technologies, Inc.*	9,615	1,072,938
		2,075,167
SEMICONDUCTORS—3.1%
Advanced Micro Devices, Inc.*	20,116	1,053,877
Micron Technology, Inc.*	9,145	437,954
Universal Display Corp.	7,008	1,052,041
		2,543,872
SPECIALIZED CONSUMER SERVICES—0.6%
ServiceMaster Global Holdings, Inc.*	13,624	463,897

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

COMMON STOCKS—92.8% (CONT.)	SHARES	VALUE
SYSTEMS SOFTWARE—2.4%
Crowdstrike Holdings, Inc., Cl. A*	17,619	$1,192,102
Palo Alto Networks, Inc.*	4,012	788,398
		1,980,500
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—0.6%
Western Digital Corp.	11,076	510,382

TRUCKING—1.7%
Lyft, Inc., Cl. A*	22,259	730,763
Old Dominion Freight Line, Inc.	4,624	671,821
		1,402,584
TOTAL COMMON STOCKS
(Cost $64,443,481)		76,204,409

PREFERRED STOCKS—0.5%	SHARES	VALUE
APPLICATION SOFTWARE—0.3%
Palantir Technologies, Inc., Cl. B*,@,(b)	50,675	291,381

BIOTECHNOLOGY—0.2%
Prosetta Biosciences, Inc., Series D*,@,(b),(c)	166,009	131,147
TOTAL PREFERRED STOCKS
(Cost $1,081,669)		422,528

RIGHTS—1.6%	SHARES	VALUE
BIOTECHNOLOGY—1.6%
Tolero CDR*,@,(b),(d)	422,928	1,311,077
(Cost $226,186)		1,311,077

REAL ESTATE INVESTMENT TRUST—4.6%	SHARES	VALUE
INDUSTRIAL—1.4%
Americold Realty Trust	9,010	275,616
Rexford Industrial Realty, Inc.	21,209	863,630
		1,139,246
RESIDENTIAL—1.1%
Equity LifeStyle Properties, Inc.	15,598	940,715

RETAIL—0.5%
Simon Property Group, Inc.	3,252	217,136
Tanger Factory Outlet Centers, Inc.	27,904	209,838
		426,974
SPECIALIZED—1.6%
Crown Castle International Corp.	7,796	1,242,917
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $3,490,930)		3,749,852
Total Investments
(Cost $69,242,266)	99.5%	$81,687,866
Affiliated Securities (Cost $747,040)		131,147
Unaffiliated Securities (Cost $68,495,226)		81,556,719
Other Assets in Excess of Liabilities	0.5%	392,264
NET ASSETS	100.0%	$82,080,130

# American Depositary Receipts.

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

(a)	All or a portion of this security is segregated as collateral for repayment of the payable for interfund loans in accordance with the terms and conditions of the application and order of exemption that was granted by the Securities and Exchange Commission dated August 11, 2009.

(b)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.

(c)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.

(d)	Contingent Deferred Rights.

*	Non-income producing security.

@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2020
Forte Biosciences, Inc.	2/19/20	$487,967	0.49%	$487,967	0.59%
Palantir Technologies, Inc., Cl. A	10/7/14	80,856	0.05%	71,450	0.09%
Palantir Technologies, Inc., Cl. B	10/7/14	334,629	0.22%	291,381	0.35%
Prosetta Biosciences, Inc., Series D	2/6/15	747,040	0.50%	131,147	0.16%
Tolero CDR	2/6/17	226,186	0.23%	1,311,077	1.60%
Total				$2,293,022	2.79%

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments April 30, 2020 (Unaudited)

COMMON STOCKS—89.9%	SHARES	VALUE
AEROSPACE & DEFENSE—1.8%
Hexcel Corp.	10,889	$376,651
Mercury Systems, Inc.*	29,382	2,619,699
		2,996,350
ALTERNATIVE CARRIERS—0.8%
Bandwidth, Inc., Cl. A*	15,864	1,293,868

APPAREL RETAIL—1.2%
Burlington Stores, Inc.*	10,374	1,895,226

APPLICATION SOFTWARE—20.6%
ACI Worldwide, Inc.*	97,206	2,663,444
Avalara, Inc.*	56,021	5,006,596
Benefitfocus, Inc.*	22,809	247,021
Bill.com Holdings, Inc.*	7,108	418,590
Blackbaud, Inc.	30,182	1,667,857
Blackline, Inc.*	17,698	1,074,977
Coupa Software, Inc.*	10,182	1,792,948
Everbridge, Inc.*	26,836	2,988,994
Guidewire Software, Inc.*	18,362	1,668,004
HubSpot, Inc.*	17,290	2,915,613
Manhattan Associates, Inc.*	20,283	1,438,876
Medallia, Inc.*	1,999	42,939
Paycom Software, Inc.*	11,146	2,909,329
Q2 Holdings, Inc.*	33,968	2,707,929
Smartsheet, Inc., Cl. A*	27,051	1,426,129
SPS Commerce, Inc.*	28,186	1,564,605
Tyler Technologies, Inc.*	8,580	2,751,520
		33,285,371
ASSET MANAGEMENT & CUSTODY BANKS—1.1%
Affiliated Managers Group, Inc.	7,153	500,424
Ares Management Corp., Cl. A	11,347	380,692
WisdomTree Investments, Inc.	263,481	853,678
		1,734,794
BIOTECHNOLOGY—3.0%
CareDx, Inc.*	99,820	2,533,431
Exact Sciences Corp.*	14,114	1,114,724
Moderna, Inc.*	22,032	1,013,252
Portola Pharmaceuticals, Inc.*	22,736	160,971
		4,822,378
CASINOS & GAMING—1.4%
DraftKings, Inc., Cl. A*	89,785	1,747,216
Penn National Gaming, Inc.*	27,208	484,847
		2,232,063
DIVERSIFIED SUPPORT SERVICES—0.4%
IAA, Inc.*	18,543	715,760

ELECTRICAL COMPONENTS & EQUIPMENT—0.4%
Sunrun, Inc.*	40,998	575,202

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

COMMON STOCKS—89.9% (CONT.)	SHARES	VALUE
ELECTRONIC COMPONENTS—0.7%
Dolby Laboratories, Inc., Cl. A	19,841	$1,191,055

ELECTRONIC EQUIPMENT & INSTRUMENTS—1.5%
Cognex Corp.	45,088	2,490,661

FINANCIAL EXCHANGES & DATA—0.9%
Tradeweb Markets, Inc., Cl. A	27,530	1,435,965

GENERAL MERCHANDISE STORES—0.4%
Ollie’s Bargain Outlet Holdings, Inc.*	10,163	690,169

HEALTHCARE EQUIPMENT—13.9%
ABIOMED, Inc.*	11,292	2,159,595
Cantel Medical Corp.	47,137	1,744,069
CryoPort, Inc.*	51,235	965,267
DexCom, Inc.*	16,556	5,549,571
Inmode Ltd.*	13,071	340,107
Inogen, Inc.*	19,406	970,300
Insulet Corp.*	35,418	7,073,683
Tandem Diabetes Care, Inc.*	46,011	3,670,758
		22,473,350
HEALTHCARE SERVICES—0.7%
1Life Healthcare, Inc.*	8,507	209,868
Guardant Health, Inc.*	11,266	867,031
		1,076,899
HEALTHCARE SUPPLIES—9.1%
Neogen Corp.*	55,070	3,446,831
Quidel Corp.*	81,769	11,365,890
		14,812,721
HEALTHCARE TECHNOLOGY—8.1%
Teladoc Health, Inc.*	17,855	2,938,754
Veeva Systems, Inc., Cl. A*	44,788	8,545,550
Vocera Communications, Inc.*	90,679	1,719,274
		13,203,578
HOMEFURNISHING RETAIL—0.3%
Bed Bath & Beyond, Inc.	69,999	433,294

HYPERMARKETS & SUPER CENTERS—1.0%
BJ’s Wholesale Club Holdings, Inc.*	62,916	1,655,320

INSURANCE BROKERS—0.7%
eHealth, Inc.*	10,124	1,080,231

INTERACTIVE HOME ENTERTAINMENT—0.3%
Take-Two Interactive Software, Inc.*	4,484	542,788

INTERNET & DIRECT MARKETING RETAIL—0.4%
Grubhub, Inc.*	14,173	677,328

INTERNET SERVICES & INFRASTRUCTURE—2.8%
Shopify, Inc., Cl. A*	7,220	4,565,134

INVESTMENT BANKING & BROKERAGE—0.2%
Moelis & Co., Cl. A	11,669	348,553

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

COMMON STOCKS—89.9% (CONT.)	SHARES	VALUE
LEISURE FACILITIES—0.7%
Planet Fitness, Inc., Cl. A*	17,663	$1,065,609

LIFE SCIENCES TOOLS & SERVICES—7.5%
Bio-Techne Corp.	21,197	4,769,325
NanoString Technologies, Inc.*	72,710	2,309,270
NeoGenomics, Inc.*	62,410	1,706,289
PRA Health Sciences, Inc.*	18,835	1,817,578
Repligen Corp.*	13,960	1,621,454
		12,223,916
MANAGED HEALTHCARE—0.9%
HealthEquity, Inc.*	25,085	1,411,533

MOVIES & ENTERTAINMENT—1.2%
Live Nation Entertainment, Inc.*	44,575	2,000,080

OIL & GAS EXPLORATION & PRODUCTION—0.6%
Magnolia Oil & Gas Corp., Cl. A*	144,263	933,382

PHARMACEUTICALS—0.2%
Aerie Pharmaceuticals, Inc.*	24,398	371,826

REGIONAL BANKS—0.3%
Webster Financial Corp.	15,804	446,463

RESTAURANTS—1.6%
Shake Shack, Inc., Cl. A*	14,355	782,491
Wingstop, Inc.	15,586	1,827,770
		2,610,261
SEMICONDUCTOR EQUIPMENT—0.4%
SolarEdge Technologies, Inc.*	5,770	643,874

SEMICONDUCTORS—0.9%
Universal Display Corp.	10,117	1,518,764

SPECIALTY CHEMICALS—1.5%
Balchem Corp.	27,741	2,475,607

SPECIALTY STORES—0.6%
Five Below, Inc.*	7,297	657,898
Sportsman’s Warehouse Holdings, Inc.*	54,284	388,673
		1,046,571
SYSTEMS SOFTWARE—1.8%
Proofpoint, Inc.*	24,282	2,955,848
TOTAL COMMON STOCKS
(Cost $72,652,760)		145,931,792

PREFERRED STOCKS—0.1%	SHARES	VALUE
BIOTECHNOLOGY—0.1%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	133,263	105,278
(Cost $599,684)		105,278

RIGHTS—1.0%	SHARES	VALUE
BIOTECHNOLOGY-1.0%
Tolero CDR*,@,(b),(c)	528,559	1,638,533
(Cost $285,725)		1,638,533

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

REAL ESTATE INVESTMENT TRUST—3.5%	SHARES	VALUE
SPECIALIZED—3.5%
Digital Realty Trust, Inc.	37,867	$5,660,738
(Cost $4,834,480)		5,660,738
Total Investments
(Cost $78,372,649)	94.5%	$153,336,341
Affiliated Securities (Cost $599,684)		105,278
Unaffiliated Securities (Cost $77,772,965)		153,231,063
Other Assets in Excess of Liabilities	5.5%	8,930,135
NET ASSETS	100.0%	$162,266,476

(a)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.

(b)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.

(c)	Contingent Deferred Rights.

*	Non-income producing security.

@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2020
Prosetta Biosciences, Inc., Series D	2/6/15	$599,684	0.10%	$105,278	0.06%
Tolero CDR	2/6/17	285,725	0.16%	1,638,533	1.01%
Total				$1,743,811	1.07%

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Assets and Liabilities April 30, 2020 (Unaudited)

	Alger Capital
	Appreciation	Alger Focus Equity
	Institutional Fund	Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$3,255,278,583	$749,261,778
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	—	60,692
Cash and cash equivalents	22,069,701	12,968,373
Receivable for investment securities sold	24,367,776	6,897,866
Receivable for shares of beneficial interest sold	3,243,222	2,287,049
Dividends and interest receivable	852,859	119,094
Receivable from Investment Manager	29,055	1,628
Prepaid expenses	203,380	106,094
Other receivable	140,865	—
Total Assets	3,306,185,441	771,702,574

LIABILITIES:
Payable for investment securities purchased	28,577,588	18,227,984
Payable for shares of beneficial interest redeemed	11,178,908	1,331,404
Accrued investment advisory fees	1,880,343	287,151
Accrued transfer agent fees	964,777	51,273
Accrued distribution fees	187,357	44,243
Accrued administrative fees	68,621	15,186
Accrued shareholder servicing fees	464,653	15,915
Accrued shareholder administrative fees	24,953	6,037
Accrued trustee fees	9,374	1,567
Accrued other expenses	209,824	79,777
Total Liabilities	43,566,398	20,060,537
NET ASSETS	$3,262,619,043	$751,642,037

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	1,907,604,853	607,336,066
Distributable earnings	1,355,014,190	144,305,971
NET ASSETS	$3,262,619,043	$751,642,037

* Identified cost	$2,070,666,353	(a)	$598,730,288	(b)
** Identified cost	$—		$345,713	(b)

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Assets and Liabilities April 30, 2020 (Unaudited) (Continued)

	Alger Capital
	Appreciation	Alger Focus Equity
	Institutional Fund	Fund
NET ASSETS BY CLASS:
Class A	$—	$64,615,572
Class C	$—	$43,168,740
Class I	$1,938,683,952	$87,323,242
Class R	$487,002,123	$—
Class Y	$392,960,046	$74,744,857
Class Z	$—	$481,789,626
Class Z-2	$443,972,922	$—

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	—	1,592,950
Class C	—	1,130,158
Class I	55,265,650	2,140,553
Class R	16,114,872	—
Class Y	11,032,287	1,797,647
Class Z	—	11,610,147
Class Z-2	12,483,620	—

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$—	$40.56
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$—	$42.81
Class C — Net Asset Value Per Share Class C	$—	$38.20
Class I — Net Asset Value Per Share Class I	$35.08	$40.79
Class R — Net Asset Value Per Share Class R	$30.22	$—
Class Y — Net Asset Value Per Share Class Y	$35.62	$41.58
Class Z — Net Asset Value Per Share Class Z	$—	$41.50
Class Z-2 — Net Asset Value Per Share Class Z-2	$35.56	$—

See Notes to Financial Statements.

(a)	At April 30, 2020, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $2,104,193,820, amounted to $1,151,084,763 which consisted of aggregate gross unrealized appreciation of $1,220,963,299 and aggregate gross unrealized depreciation of $69,878,536.

(b)	At April 30, 2020, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $607,485,783, amounted to $141,836,687 which consisted of aggregate gross unrealized appreciation of $154,436,912 and aggregate gross unrealized depreciation of $12,600,225.

THE ALGER INSTITUTIONAL FUNDS

Statements of Assets and Liabilities April 30, 2020 (Unaudited) (Continued)

	Alger Mid Cap	Alger Small Cap
	Growth Institutional	Growth Institutional
	Fund	Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$81,556,719	$153,231,063
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	131,147	105,278
Cash and cash equivalents	575,150	9,538,481
Receivable for investment securities sold	5,219,962	—
Receivable for shares of beneficial interest sold	78,769	305,515
Dividends and interest receivable	6,979	—
Receivable from Investment Manager	265	1,270
Prepaid expenses	59,838	41,115
Other receivable	—	6,843
Total Assets	87,628,829	163,229,565

LIABILITIES:
Payable for investment securities purchased	5,132,081	—
Payable for shares of beneficial interest redeemed	250,262	711,448
Accrued investment advisory fees	47,549	94,495
Accrued transfer agent fees	35,914	47,807
Accrued distribution fees	2,250	3,156
Accrued administrative fees	1,721	3,208
Accrued shareholder servicing fees	13,595	20,082
Accrued shareholder administrative fees	626	1,166
Accrued trustee fees	272	453
Accrued other expenses	64,429	81,274
Total Liabilities	5,548,699	963,089
NET ASSETS	$82,080,130	$162,266,476

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	70,437,903	84,300,194
Distributable earnings	11,642,227	77,966,282
NET ASSETS	$82,080,130	$162,266,476

* Identified cost	$68,495,226	(a)	$77,772,965	(b)
** Identified cost	$747,040	(a)	$599,684	(b)

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Assets and Liabilities April 30, 2020 (Unaudited) (Continued)

	Alger Mid Cap	Alger Small Cap
	Growth	Growth
	Institutional Fund	Institutional Fund
NET ASSETS BY CLASS:
Class I	$65,663,162	$103,384,894
Class R	$5,700,632	$8,604,074
Class Z-2	$10,716,336	$50,277,508

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class I	2,238,885	5,157,026
Class R	217,560	553,867
Class Z-2	361,303	2,479,908

NET ASSET VALUE PER SHARE:
Class I — Net Asset Value Per Share Class I	$29.33	$20.05
Class R — Net Asset Value Per Share Class R	$26.20	$15.53
Class Z-2 — Net Asset Value Per Share Class Z-2	$29.66	$20.27

See Notes to Financial Statements.

(a)	At April 30, 2020, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $70,105,828, amounted to $11,582,038 which consisted of aggregate gross unrealized appreciation of $14,632,870 and aggregate gross unrealized depreciation of $3,050,832.

(b)	At April 30, 2020, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $82,384,583, amounted to $70,951,758 which consisted of aggregate gross unrealized appreciation of $81,295,672 and aggregate gross unrealized depreciation of $10,343,914.

THE ALGER INSTITUTIONAL FUNDS

Statements of Operations for the six months ended April 30, 2020 (Unaudited)

	Alger Capital
	Appreciation	Alger Focus Equity
	Institutional Fund	Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$16,756,222	$3,581,442
Interest	46,139	38,032
Total Income	16,802,361	3,619,474

EXPENSES:
Investment advisory fees — Note 3(a)	12,333,743	1,656,786
Distribution fees — Note 3(c)
Class A	—	71,225
Class C	—	199,438
Class R	1,266,951	—
Shareholder servicing fees — Note 3(k)	3,133,823	92,878
Shareholder administrative fees — Note 3(f)	166,743	35,009
Administration fees — Note 3(b)	458,542	87,619
Custodian fees	80,860	43,526
Interest expenses	14,917	—
Transfer agent fees — Note 3(f)	915,358	78,664
Printing fees	26,182	20,780
Professional fees	74,398	28,646
Registration fees	52,249	53,669
Trustee fees — Note 3(g)	58,626	10,990
Other expenses	351,826	72,488
Total Expenses	18,934,218	2,451,718
Less, expense reimbursements/waivers — Note 3(a)	(138,147)	(13,150)
Net Expenses	18,796,071	2,438,568
NET INVESTMENT INCOME (LOSS)	(1,993,710)	1,180,906

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	212,466,464	1,626,603
Net realized (loss) on foreign currency transactions	(90,540)	(70,940)
Net change in unrealized appreciation on unaffiliated investments	80,398,230	68,561,670
Net change in unrealized (depreciation) on affiliated investments	—	(20,742)
Net change in unrealized appreciation on foreign currency	85	22
Net realized and unrealized gain on investments and foreign currency	292,774,239	70,096,613
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$290,780,529	$71,277,519

* Foreign withholding taxes	$225,671	$22,564

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Operations for the six months ended April 30, 2020 (Unaudited) (Continued)

	Alger Mid Cap	Alger Small Cap
	Growth	Growth
	Institutional Fund	Institutional Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$411,736	$191,916
Interest	3,557	18,799
Total Income	415,293	210,715

EXPENSES:
Investment advisory fees — Note 3(a)	335,268	608,616
Distribution fees — Note 3(c) Class R	17,587	21,026
Shareholder servicing fees — Note 3(k)	95,671	129,213
Shareholder administrative fees — Note 3(f)	4,411	7,514
Administration fees — Note 3(b)	12,131	20,663
Custodian fees	31,312	27,552
Interest expenses	693	55
Transfer agent fees — Note 3(f)	31,384	36,478
Printing fees	4,432	13,836
Professional fees	28,957	30,130
Registration fees	27,118	24,839
Trustee fees — Note 3(g)	1,563	2,640
Other expenses	22,148	29,188
Total Expenses	612,675	951,750
Less, expense reimbursements/waivers — Note 3(a)	(931)	(8,292)
Net Expenses	611,744	943,458
NET INVESTMENT LOSS	(196,451)	(732,743)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	655,939	7,747,815
Net realized (loss) on foreign currency transactions	(58)	—
Net change in unrealized appreciation on unaffiliated investments	2,019,773	10,673,529
Net change in unrealized (depreciation) on affiliated investments	(44,823)	(35,981)
Net change in unrealized appreciation on foreign currency	2	—
Net realized and unrealized gain on investments and foreign currency	2,630,833	18,385,363
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,434,382	$17,652,620

* Foreign withholding taxes	$1,274	$—

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Changes in Net Assets (Unaudited)

	Alger Capital Appreciation Institutional Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2020	October 31, 2019
Net investment loss	$(1,993,710)	$(7,397,018)
Net realized gain on investments and foreign currency	212,375,924	326,020,196
Net change in unrealized appreciation on investments and foreign currency	80,398,315	155,497,636
Net increase in net assets resulting from operations	290,780,529	474,120,814

Dividends and distributions to shareholders:
Class I	(200,011,978)	(228,361,283)
Class R	(58,241,889)	(65,649,382)
Class Y	(34,356,897)	(17,935,797)
Class Z-2	(45,806,329)	(46,762,552)
Total dividends and distributions to shareholders	(338,417,093)	(358,709,014)

Increase (decrease) from shares of beneficial interest transactions:
Class I	(64,266,989)	(296,028,131)
Class R	(23,551,573)	(80,504,650)
Class Y	57,036,420	150,764,298
Class Z-2	(14,489,947)	(17,949,353)
Net decrease from shares of beneficial interest transactions — Note 6	(45,272,089)	(243,717,836)
Total decrease	(92,908,653)	(128,306,036)

Net Assets:
Beginning of period	3,355,527,696	3,483,833,732
END OF PERIOD	$3,262,619,043	$3,355,527,696

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Focus Equity Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2020	October 31, 2019
Net investment income	$1,180,906	$798,636
Net realized gain on investments and foreign currency	1,555,663	6,753,272
Net change in unrealized appreciation on investments and foreign currency	68,540,950	66,551,480
Net increase in net assets resulting from operations	71,277,519	74,103,388

Dividends and distributions to shareholders:
Class A	(1,113,559)	(1,751,632)
Class C	(803,917)	(1,389,363)
Class I	(1,526,332)	(1,705,044)
Class Y	(1,574,517)	(2,863,709)
Class Z	(8,371,221)	(9,580,668)
Total dividends and distributions to shareholders	(13,389,546)	(17,290,416)

Increase (decrease) from shares of beneficial interest transactions:
Class A	6,605,199	5,411,632
Class C	2,893,817	7,344,008
Class I	11,554,033	26,831,576
Class Y	(674,858)	4,740,183
Class Z	93,263,629	141,135,285
Net increase from shares of beneficial interest transactions — Note 6	113,641,820	185,462,684
Total increase	171,529,793	242,275,656

Net Assets:
Beginning of period	580,112,244	337,836,588
END OF PERIOD	$751,642,037	$580,112,244

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Mid Cap Growth Institutional Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2020	October 31, 2019
Net investment loss	$(196,451)	$(721,950)
Net realized gain on investments and foreign currency	655,881	7,148,715
Net change in unrealized appreciation on investments and foreign currency	1,974,952	4,742,536
Net increase in net assets resulting from operations	2,434,382	11,169,301

Dividends and distributions to shareholders:
Class I	(5,942,044)	(5,058,264)
Class R	(709,966)	(731,578)
Class Z-2	(986,240)	(847,415)
Total dividends and distributions to shareholders	(7,638,250)	(6,637,257)

Increase (decrease) from shares of beneficial interest transactions:
Class I	(3,609,604)	(9,826,491)
Class R	(1,781,927)	(3,044,788)
Class Z-2	(959,730)	32,766
Net decrease from shares of beneficial interest transactions — Note 6	(6,351,261)	(12,838,513)
Total decrease	(11,555,129)	(8,306,469)

Net Assets:
Beginning of period	93,635,259	101,941,728
END OF PERIOD	$82,080,130	$93,635,259

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Small Cap Growth Institutional Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2020	October 31, 2019
Net investment loss	$(732,743)	$(1,961,469)
Net realized gain on investments and foreign currency	7,747,815	27,488,680
Net change in unrealized appreciation (depreciation) on investments and foreign currency	10,637,548	(6,804,043)
Net increase in net assets resulting from operations	17,652,620	18,723,168

Dividends and distributions to shareholders:
Class I	(16,684,165)	(15,958,474)
Class R	(1,835,545)	(1,321,082)
Class Z-2	(8,353,314)	(5,897,370)
Total dividends and distributions to shareholders	(26,873,024)	(23,176,926)

Increase (decrease) from shares of beneficial interest transactions:
Class I	12,991,156	(33,806,063)
Class R	808,500	(54,453)
Class Z-2	5,281,625	(596,833)
Net increase (decrease) from shares of beneficial interest transactions — Note 6	19,081,281	(34,457,349)
Total increase (decrease)	9,860,877	(38,911,107)

Net Assets:
Beginning of period	152,405,599	191,316,706
END OF PERIOD	$162,266,476	$152,405,599

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class I
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Capital Appreciation Institutional Fund	4/30/2020(i)	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$35.43	$34.51	$33.96	$26.44	$28.48	$29.34
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.02)	(0.07)	(0.05)	–	0.02	(0.02)
Net realized and unrealized gain (loss) on investments	3.24	4.54	2.79	7.71	(0.02)	2.46
Total from investment operations	3.22	4.47	2.74	7.71	–	2.44
Distributions from net realized gains	(3.57)	(3.55)	(2.19)	(0.19)	(2.04)	(3.30)
Net asset value, end of period	$35.08	$35.43	$34.51	$33.96	$26.44	$28.48
Total return	9.39%	15.20%	8.46%	29.38%	(0.08)%	8.96%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,938,684	$2,028,574	$2,259,000	$2,451,822	$2,965,503	$3,194,261
Ratio of gross expenses to average net assets	1.15%	1.16%	1.15%	1.14%	1.12%	1.12%
Ratio of expense reimbursements to average net assets	–	–	– (iii)	–	–	–
Ratio of net expenses to average net assets	1.15%	1.16%	1.15%	1.14%	1.12%	1.12%
Ratio of net investment income (loss) to average net assets	(0.14)%	(0.21)%	(0.16)%	0.01%	0.07%	(0.07)%
Portfolio turnover rate	41.26%	80.36%	64.77%	66.72%	94.56%	136.03	%(iv)

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Amount was less than 0.005% per share.

(iv)	Amount excludes redemption in kind transaction of $294,638,130.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class R
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Capital Appreciation Institutional Fund	4/30/2020(i)	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$31.05	$30.83	$30.70	$24.03	$26.19	$27.35
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.09)	(0.20)	(0.19)	(0.13)	(0.10)	(0.15)
Net realized and unrealized gain (loss) on investments	2.83	3.97	2.51	6.99	(0.02)	2.29
Total from investment operations	2.74	3.77	2.32	6.86	(0.12)	2.14
Distributions from net realized gains	(3.57)	(3.55)	(2.19)	(0.19)	(2.04)	(3.30)
Net asset value, end of period	$30.22	$31.05	$30.83	$30.70	$24.03	$26.19
Total return	9.14%	14.69%	7.96%	28.78%	(0.57)%	8.46%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$487,002	$525,018	$595,010	$654,966	$578,297	$656,469
Ratio of gross expenses to average net assets	1.58%	1.61%	1.59%	1.62%	1.61%	1.61%
Ratio of expense reimbursements to average net assets	–	–	– (iii)	–	–	–
Ratio of net expenses to average net assets	1.58%	1.61%	1.59%	1.62%	1.61%	1.61%
Ratio of net investment loss to average net assets	(0.57)%	(0.67)%	(0.60)%	(0.48)%	(0.41)%	(0.57)%
Portfolio turnover rate	41.26%	80.36%	64.77%	66.72%	94.56%	136.03	%(iv)

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Amount was less than 0.005% per share.

(iv)	Amount excludes redemption in kind transaction of $294,638,130.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class Y
				From 2/28/2017
	Six months			(commencement
	ended	Year ended	Year ended	of operations) to
Alger Capital Appreciation Institutional Fund	4/30/2020(i)	10/31/2019	10/31/2018	10/31/2017(ii)
Net asset value, beginning of period	$35.86	$34.75	$34.05	$28.85
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(iii)	0.04	0.05	0.08	0.02
Net realized and unrealized gain on investments	3.29	4.61	2.81	5.18
Total from investment operations	3.33	4.66	2.89	5.20
Distributions from net realized gains	(3.57)	(3.55)	(2.19)	–
Net asset value, end of period	$35.62	$35.86	$34.75	$34.05
Total return	9.60%	15.69%	8.90%	18.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$392,960	$337,299	$166,778	$97,889
Ratio of gross expenses to average net assets	0.83%	0.84%	0.83%	0.85%
Ratio of expense reimbursements to average net assets	(0.08)%	(0.09)%	(0.10)%	(0.10)%
Ratio of net expenses to average net assets	0.75%	0.75%	0.73%	0.75%
Ratio of net investment income to average net assets	0.24%	0.14%	0.22%	0.10%
Portfolio turnover rate	41.26%	80.36%	64.77%	66.72%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii)	Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

 Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class Z-2
					From 10/14/2016
	Six months				(commencement
	ended	Year ended	Year ended	Year ended	of operations) to
Alger Capital Appreciation Institutional Fund	4/30/2020(i)	10/31/2019	10/31/2018	10/31/2017	10/31/2016(ii)
Net asset value, beginning of period	$35.82	$34.74	$34.08	$26.44	$26.67
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(iii)	0.03	0.03	0.06	0.07	0.01
Net realized and unrealized gain (loss) on investments	3.28	4.60	2.79	7.76	(0.24)
Total from investment operations	3.31	4.63	2.85	7.83	(0.23)
Distributions from net realized gains	(3.57)	(3.55)	(2.19)	(0.19)	–
Net asset value, end of period	$35.56	$35.82	$34.74	$34.08	$26.44
Total return	9.58%	15.56%	8.80%	29.83%	(0.86)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$443,973	$464,636	$463,046	$436,145	$2,212
Ratio of gross expenses to average net assets	0.83%	0.83%	0.82%	0.84%	3.11%
Ratio of expense reimbursements to average net assets	–	–	– (iv)	–	(2.16)%
Ratio of net expenses to average net assets	0.83%	0.83%	0.82%	0.84%	0.95%
Ratio of net investment income to average net assets	0.18%	0.10%	0.16%	0.22%	1.29%
Portfolio turnover rate	41.26%	80.36%	64.77%	66.72%	94.56%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii)	Amount was computed based on average shares outstanding during the period.

(iv)	Amount was less than 0.005% per share.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class A
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Focus Equity Fund	4/30/2020(i)	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$37.33	$34.00	$31.74	$23.95	$24.13	$22.01
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	0.04	– (iii)	(0.06)	0.01	(0.03)	(0.02)
Net realized and unrealized gain on investments	3.97	4.95	3.55	7.78	0.12	2.14
Total from investment operations	4.01	4.95	3.49	7.79	0.09	2.12
Dividends from net investment income	(0.02)	–	–	–	–	–
Distributions from net realized gains	(0.76)	(1.62)	(1.23)	–	(0.27)	–
Net asset value, end of period	$40.56	$37.33	$34.00	$31.74	$23.95	$24.13
Total return	10.87%	15.56%	11.33%	32.53%	0.36%	9.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$64,616	$53,533	$43,621	$23,693	$25,524	$23,961
Ratio of gross expenses to average net assets	0.97%	1.00%	1.03%	1.11%	1.26%	1.48%
Ratio of expense reimbursements to average net assets	–	–	–	–	(0.07)%	(0.18)%
Ratio of net expenses to average net assets	0.97%	1.00%	1.03%	1.11%	1.19%	1.30%
Ratio of net investment income (loss) to average net assets	0.18%	(0.01)%	(0.17)%	0.03%	(0.13)%	(0.08)%
Portfolio turnover rate	55.95%	134.50%	135.54%	98.57%	127.40%	182.58%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Amount was less than $0.005 per share.

THE ALGER INSTITUTIONAL FUNDS

 Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class C
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Focus Equity Fund	4/30/2020(i)	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$35.30	$32.47	$30.59	$23.27	$23.62	$21.71
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.11)	(0.26)	(0.31)	(0.21)	(0.20)	(0.20)
Net realized and unrealized gain on investments	3.77	4.71	3.42	7.53	0.12	2.11
Total from investment operations	3.66	4.45	3.11	7.32	(0.08)	1.91
Distributions from net realized gains	(0.76)	(1.62)	(1.23)	–	(0.27)	–
Net asset value, end of period	$38.20	$35.30	$32.47	$30.59	$23.27	$23.62
Total return	10.46%	14.68%	10.51%	31.46%	(0.36)%	8.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$43,169	$37,169	$26,366	$18,660	$12,021	$6,542
Ratio of gross expenses to average net assets	1.73%	1.75%	1.80%	1.90%	2.03%	2.25%
Ratio of expense reimbursements to average net assets	–	–	–	–	(0.10)%	(0.20)%
Ratio of net expenses to average net assets	1.73%	1.75%	1.80%	1.90%	1.93%	2.05%
Ratio of net investment loss to average net assets	(0.58)%	(0.77)%	(0.93)%	(0.79)%	(0.87)%	(0.85)%
Portfolio turnover rate	55.95%	134.50%	135.54%	98.57%	127.40%	182.58%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class I
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Focus Equity Fund	4/30/2020(i)	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$37.56	$34.17	$31.88	$24.06	$24.23	$22.07
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	0.05	0.01	(0.05)	0.01	(0.02)	0.01
Net realized and unrealized gain on investments	4.01	5.00	3.57	7.81	0.12	2.15
Total from investment operations	4.06	5.01	3.52	7.82	0.10	2.16
Dividends from net investment income	(0.07)	–	–	–	–	–
Distributions from net realized gains	(0.76)	(1.62)	(1.23)	–	(0.27)	–
Net asset value, end of period	$40.79	$37.56	$34.17	$31.88	$24.06	$24.23
Total return	10.90%	15.66%	11.40%	32.50%	0.40%	9.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$87,323	$68,705	$37,070	$23,952	$22,527	$24,487
Ratio of gross expenses to average net assets	0.93%	0.96%	1.02%	1.12%	1.30%	1.49%
Ratio of expense reimbursements to average net assets	(0.04)%	(0.04)%	(0.02)%	–	(0.15)%	(0.34)%
Ratio of net expenses to average net assets	0.89%	0.92%	1.00%	1.12%	1.15%	1.15%
Ratio of net investment income (loss) to average net assets	0.25%	0.04%	(0.13)%	0.02%	(0.09)%	0.03%
Portfolio turnover rate	55.95%	134.50%	135.54%	98.57%	127.40%	182.58%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class Y
				From 2/28/2017
	Six months			(commencement
	ended	Year ended	Year ended	of operations) to
Alger Focus Equity Fund	4/30/2020(i)	10/31/2019	10/31/2018	10/31/2017(ii)
Net asset value, beginning of period	$38.29	$34.79	$32.33	$26.86
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(iii)	0.10	0.12	0.04	(0.01)
Net realized and unrealized gain on investments	4.08	5.08	3.65	5.48
Total from investment operations	4.18	5.20	3.69	5.47
Dividends from net investment income	(0.13)	(0.08)	–	–
Distributions from net realized gains	(0.76)	(1.62)	(1.23)	–
Net asset value, end of period	$41.58	$38.29	$34.79	$32.33
Total return(iii)	11.03%	15.97%	11.78%	20.36%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$74,745	$69,175	$57,880	$4,319
Ratio of gross expenses to average net assets	0.64%	0.66%	0.70%	1.51%
Ratio of expense reimbursements to average net assets	–	(0.01)%	(0.05)%	(0.86)%
Ratio of net expenses to average net assets	0.64%	0.65%	0.65%	0.65%
Ratio of net investment income (loss) to average net assets	0.51%	0.34%	0.11%	(0.05)%
Portfolio turnover rate	55.95%	134.50%	135.54%	98.57%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii)	Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class Z
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Focus Equity Fund	4/30/2020(i)	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$38.21	$34.73	$32.28	$24.30	$24.41	$22.17
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.10	0.11	0.05	0.07	0.03	0.07
Net realized and unrealized gain on investments	4.08	5.07	3.63	7.91	0.13	2.17
Total from investment operations	4.18	5.18	3.68	7.98	0.16	2.24
Dividends from net investment income	(0.13)	(0.08)	–	–	–	–
Distributions from net realized gains	(0.76)	(1.62)	(1.23)	–	(0.27)	–
Net asset value, end of period	$41.50	$38.21	$34.73	$32.28	$24.30	$24.41
Total return	11.05%	15.93%	11.74%	32.84%	0.64%	10.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$481,790	$351,530	$172,900	$61,721	$15,693	$3,683
Ratio of gross expenses to average net assets	0.64%	0.66%	0.71%	0.84%	1.05%	1.50%
Ratio of expense reimbursements to average net assets	–	–	(0.02)%	–	(0.12)%	(0.61)%
Ratio of net expenses to average net assets	0.64%	0.66%	0.69%	0.84%	0.93%	0.89%
Ratio of net investment income to average net assets	0.49%	0.29%	0.15%	0.25%	0.12%	0.30%
Portfolio turnover rate	55.95%	134.50%	135.54%	98.57%	127.40%	182.58%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class I
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Mid Cap Growth Institutional Fund	4/30/2020(i)	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$31.04	$30.20	$28.65	$21.59	$22.54	$22.18
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.07)	(0.21)	(0.25)	(0.13)	(0.05)	(0.13)
Net realized and unrealized gain (loss) on investments	0.93	3.03	1.80	7.19	(0.90)	0.49
Total from investment operations	0.86	2.82	1.55	7.06	(0.95)	0.36
Distributions from net realized gains	(2.57)	(1.98)	–	–	–	–
Net asset value, end of period	$29.33	$31.04	$30.20	$28.65	$21.59	$22.54
Total return	2.68%	10.76%	5.44%	32.70%	(4.21)%	1.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$65,663	$73,274	$79,954	$85,890	$81,782	$114,984
Ratio of gross expenses to average net assets	1.39%	1.35%	1.34%	1.28%	1.25%	1.20%
Ratio of net expenses to average net assets	1.39%	1.35%	1.34%	1.28%	1.25%	1.20%
Ratio of net investment loss to average net assets	(0.45)%	(0.70)%	(0.80)%	(0.50)%	(0.24)%	(0.55)%
Portfolio turnover rate	95.40%	182.64%	127.57%	157.49%	95.75%	120.97%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class R
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Mid Cap Growth Institutional Fund	4/30/2020(i)	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$28.06	$27.64	$26.35	$19.96	$20.96	$20.74
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.12)	(0.32)	(0.36)	(0.24)	(0.16)	(0.23)
Net realized and unrealized gain (loss) on investments	0.83	2.72	1.65	6.63	(0.84)	0.45
Total from investment operations	0.71	2.40	1.29	6.39	(1.00)	0.22
Distributions from net realized gains	(2.57)	(1.98)	–	–	–	–
Net asset value, end of period	$26.20	$28.06	$27.64	$26.35	$19.96	$20.96
Total return	2.41%	10.24%	4.90%	32.01%	(4.82)%	1.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$5,701	$7,952	$10,672	$12,943	$13,093	$17,795
Ratio of gross expenses to average net assets	1.88%	1.85%	1.82%	1.81%	1.82%	1.74%
Ratio of net expenses to average net assets	1.88%	1.85%	1.82%	1.81%	1.82%	1.74%
Ratio of net investment loss to average net assets	(0.92)%	(1.18)%	(1.28)%	(1.04)%	(0.81)%	(1.08)%
Portfolio turnover rate	95.40%	182.64%	127.57%	157.49%	95.75%	120.97%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class Z-2
					From 10/14/2016
	Six months				(commencement
	ended	Year ended	Year ended	Year ended	of operations) to
Alger Mid Cap Growth Institutional Fund	4/30/2020(i)	10/31/2019	10/31/2018	10/31/2017	10/31/2016(ii)
Net asset value, beginning of period	$31.31	$30.36	$28.72	$21.59	$21.95
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(iii)	(0.02)	(0.12)	(0.17)	(0.08)	0.04
Net realized and unrealized gain (loss) on investments	0.94	3.05	1.81	7.21	(0.40)
Total from investment operations	0.92	2.93	1.64	7.13	(0.36)
Distributions from net realized gains	(2.57)	(1.98)	–	–	–
Net asset value, end of period	$29.66	$31.31	$30.36	$28.72	$21.59
Total return	2.85%	11.08%	5.74%	33.02%	(1.64)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$10,716	$12,409	$11,316	$8,810	$113
Ratio of gross expenses to average net assets	1.07%	1.09%	1.08%	1.14%	32.21%
Ratio of expense reimbursements to average net assets	(0.02)%	(0.04)%	(0.03)%	(0.09)%	(31.16)%
Ratio of net expenses to average net assets	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of net investment income (loss) to average net assets	(0.12)%	(0.40)%	(0.53)%	(0.31)%	4.35%
Portfolio turnover rate	95.40%	182.64%	127.57%	157.49%	95.75%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii)	Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class I
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Small Cap Growth Institutional Fund	4/30/2020(i)	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$21.49	$22.53	$20.52	$14.83	$23.10	$28.14
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.10)	(0.25)	(0.22)	(0.14)	(0.10)	(0.20)
Net realized and unrealized gain (loss) on investments	2.46	1.95	2.81	5.83	(0.54)	0.42
Total from investment operations	2.36	1.70	2.59	5.69	(0.64)	0.22
Dividends from net investment income	(0.03)	–	–	–	–	–
Distributions from net realized gains	(3.77)	(2.74)	(0.58)	–	(7.63)	(5.26)
Net asset value, end of period	$20.05	$21.49	$22.53	$20.52	$14.83	$23.10
Total return	12.13%	10.20%	12.96%	38.37%	(3.76)%	0.53%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$103,385	$95,853	$132,526	$130,527	$129,188	$357,189
Ratio of gross expenses to average net assets	1.33%	1.35%	1.32%	1.32%	1.28%	1.25%
Ratio of net expenses to average net assets	1.33%	1.35%	1.32%	1.32%	1.28%	1.25%
Ratio of net investment loss to average net assets	(1.06)%	(1.16)%	(1.00)%	(0.77)%	(0.67)%	(0.80)%
Portfolio turnover rate	11.00%	14.93%	28.20%	29.70%	55.08%	125.72%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class R
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Small Cap Growth Institutional Fund	4/30/2020(i)	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$17.48	$18.97	$17.44	$12.67	$20.92	$26.08
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.12)	(0.28)	(0.27)	(0.19)	(0.16)	(0.29)
Net realized and unrealized gain (loss) on investments	1.94	1.53	2.38	4.96	(0.46)	0.39
Total from investment operations	1.82	1.25	2.11	4.77	(0.62)	0.10
Distributions from net realized gains	(3.77)	(2.74)	(0.58)	–	(7.63)	(5.26)
Net asset value, end of period	$15.53	$17.48	$18.97	$17.44	$12.67	$20.92
Total return	11.78%	9.67%	12.48%	37.65%	(4.22)%	0.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$8,604	$8,690	$9,238	$11,253	$12,675	$18,577
Ratio of gross expenses to average net assets	1.85%	1.81%	1.77%	1.82%	1.80%	1.74%
Ratio of net expenses to average net assets	1.85%	1.81%	1.77%	1.82%	1.80%	1.74%
Ratio of net investment loss to average net assets	(1.57)%	(1.63)%	(1.44)%	(1.27)%	(1.20)%	(1.30)%
Portfolio turnover rate	11.00%	14.93%	28.20%	29.70%	55.08%	125.72%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class Z-2
					From 8/1/2016
	Six months				(Commencement)
	ended	Year ended	Year ended	Year ended	of operations) to
Alger Small Cap Growth Institutional Fund	4/30/2020(i)	10/31/2019	10/31/2018	10/31/2017	10/31/2016(ii)
Net asset value, beginning of period	$21.76	$22.70	$20.60	$14.84	$15.35
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.07)	(0.17)	(0.15)	(0.09)	(0.03)
Net realized and unrealized gain (loss) on investments	2.48	1.97	2.83	5.85	(0.48)
Total from investment operations	2.41	1.80	2.68	5.76	(0.51)
Dividends from net investment income	(0.13)	–	–	–	–
Distributions from net realized gains	(3.77)	(2.74)	(0.58)	–	–
Net asset value, end of period	$20.27	$21.76	$22.70	$20.60	$14.84
Total return	12.26%	10.61%	13.35%	38.81%	(3.32)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$50,278	$47,863	$49,552	$67,268	$41,787
Ratio of gross expenses to average net assets	1.03%	1.02%	1.00%	1.03%	1.07%
Ratio of expense reimbursements to average net assets	(0.04)%	(0.03)%	(0.01)%	(0.04)%	(0.08)%
Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of net investment loss to average net assets	(0.71)%	(0.81)%	(0.66)%	(0.51)%	(0.76)%
Portfolio turnover rate	11.00%	14.93%	28.20%	29.70%	55.08%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii)	Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:

The Alger Institutional Funds (the “Trust”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust qualifies as an investment company as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946-Financial Services – Investment Companies. The Trust operates as a series company currently offering an unlimited number of shares of beneficial interest in four series — Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund (collectively, the “Funds” or individually, each a “Fund”). The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.

Each Fund offers one or more of the following share classes: Class A, C, I, R, Y, Z and Z-2. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class I, R, Y, Z and Z-2 shares are sold to institutional investors without an initial or deferred sales charge. Class C shares will automatically convert to Class A shares on the fifth business day of the month following the tenth anniversary of the purchase date of a shareholder’s Class C shares, without the imposition of any sales load, fee or other charge. Class C shares held at certain dealers may not convert to Class A shares or may be converted on a different schedule. At conversion, a proportionate amount of shares representing reinvested dividends and distributions will also be converted into Class A shares. Effective August 27, 2019, Class C shares were closed to direct shareholders and are available for purchase through certain financial intermediaries and group retirement plan recordkeeping platforms. Each class has identical rights to assets and earnings, except that each share class bears the pro rata allocation of the Fund’s expenses other than a class expense (not including advisory or custodial fees or other expenses related to the management of the Fund’s assets).

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Trust’s Board of Trustees (the “Board”). Investments held by the Funds are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Standard Time).

Investments in money market funds and short-term securities held by the Funds having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of the last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board and described further herein.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the Trust’s investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open.

FASB Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the values may significantly differ from the values if there was an active market.

Valuation processes are determined by a Valuation Committee (“Committee”) authorized by the Board and comprised of representatives of the Trust’s investment adviser and officers of the Trust. The Committee reports its fair valuation determinations and related valuation information to the Board. The Board is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’ pricing vendor, and variances between transactional prices and the previous day’s price.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars and overnight time deposits.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Transactions: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying Statements of Operations.

(e) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income, if available, and distributions from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year-end and have no impact on the net asset values of the Funds and are designed to present each Fund’s capital accounts on a tax basis.

(f) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

Financial Accounting Standards Board Accounting Standards Codification 740 – Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S., as well as New York State and New York City. The statute of limitations on the Funds’ tax returns remains open for the tax years 2016-2019. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(g) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(h) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to present a fair statement of results for the interim period. Actual results may differ from those estimates. All such estimates are of a normal recurring nature.

(i) Recent Accounting Pronouncements: In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2018-13 “Disclosure Framework -Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. This standard was adopted by the Fund, resulting in new disclosures for the total gain or loss attributable to fair value changes in level 3 securities, and the elimination of the disclosure of the reasons for and amounts of transfers between Level 1 and Level 2, and the Fund’s valuation processes.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with Fred Alger Management, LLC (“Alger Management” or the “Investment Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the six months ended April 30, 2020, is set forth below under the heading “Actual Rate”:

	Tier 1	Tier 2	Tier 3	Tier 4	Tier 5	Actual Rate
Alger Capital Appreciation Institutional Fund(a)	0.81%	0.65%	0.60%	0.55%	0.45%	0.74%
Alger Focus Equity Fund(b)	0.52%	—	—	—	—	0.52%
Alger Mid Cap Growth Institutional Fund(c)	0.76%	0.70%	—	—	—	0.76%
Alger Small Cap Growth Institutional Fund(c)	0.81%	0.75%	—	—	—	0.81%

(a) Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 billion and $3 billion, Tier 3 rate is paid on assets between $3 billion and $4 billion, Tier 4 rate is paid on assets between $4 billion and $5 billion, and Tier 5 rate is paid on assets in excess of $5 billion.

(b) Tier 1 rate is paid on all assets.

(c) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Management has agreed to limit the expenses of certain share classes, effective through February 28, 2021, whereby it reimburses the share classes if annualized operating expenses (excluding acquired fund fees and expenses, interest, taxes, dividend expenses on short sales, borrowing costs, brokerage and extraordinary expenses) exceed the rates, based on average daily net assets, listed below.

							FEES WAIVED /
							REIMBURSED FOR
							THE SIX MONTHS
	CLASS						ENDED
	A	C	I	Y	Z	Z-2	APRIL 30, 2020
Alger Capital Appreciation Institutional Fund	–	–	–	0.75%	–	–	$138,147
Alger Focus Equity Fund	–	–	0.89%	0.65	0.68%	–	13,150
Alger Mid Cap Growth Institutional Fund	–	–	–	–	–	1.05%	931
Alger Small Cap Growth Institutional Fund	–	–	–	–	–	0.99	8,292

Alger Management may, during the first year of the two-year term of the expense limitation contract, recoup any fees waived or expenses reimbursed pursuant to the expense limitation contract to the extent that such recoupment would not cause the expense ratio to exceed the lesser of the stated limitation in effect at the time of (i) the waiver or reimbursement and (ii) the recoupment after the repayment of the recoupment is taken into account. For the period ended February 28, 2020, when the recoupment provision ended, the recoupments made by the Funds to the Investment Manager for the Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund were $2,671 and $239, respectively.

(b) Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.

(c) Distribution Fees: Class A Shares: The Trust has adopted a Distribution Plan pursuant to which Class A shares of Alger Focus Equity Fund pays Fred Alger & Company, LLC, the Fund’s distributor and an affiliate of the Investment Manager (the “Distributor” or “Alger LLC”) a fee at the annual rate of 0.25% of the respective average daily net assets of the Class A shares of the Fund to compensate Alger LLC for its activities and expenses incurred in distributing the share class and/or shareholder servicing. The fees paid may be more or less than the expenses incurred by Alger LLC.

Class C Shares: The Trust has adopted a Distribution Plan pursuant to which Class C shares of Alger Focus Equity Fund pays Alger LLC a fee at the annual rate of 1% of the average daily net assets of the Class C shares of the Fund to compensate Alger LLC for its activities and expenses incurred in distributing and/or servicing the Class C shares. The fees paid may be more or less than the expenses incurred by Alger LLC.

Class R Shares: The Trust has adopted a Distribution Plan pursuant to which Class R shares of each Fund issuing such shares pays Alger LLC a fee at the annual rate of 0.50% of the respective average daily net assets of the Class R shares of the designated Fund to compensate Alger LLC for its activities and expenses incurred in distributing and/or servicing the Class R shares. The fees paid may be more or less than the expenses incurred by the Distributor.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(d) Sales Charges: Purchases and sales of shares of the Alger Focus Equity Fund may be subject to initial sales charges or contingent deferred sales charges. The contingent deferred sales charges are used by Alger LLC to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. Effective July 24, 2020, Alger LLC will not collect any sales charges on assets held by direct shareholders. For the six months ended April 30, 2020, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Alger LLC, were as follows:

		CONTINGENT
	INITIAL SALES	DEFERRED SALES
	CHARGES	CHARGES
Alger Focus Equity Fund	$–	$5,512

(e) Brokerage Commissions: During the six months ended April 30, 2020, Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund paid Alger LLC commissions of $210,044, $41,352, $13,549 and $5,832, respectively, in connection with securities transactions.

(f) Shareholder Administrative Fees: The Trust has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of the transfer agent, and for other related services. The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A and Class C shares and 0.01% of their respective average daily net assets of the Class I, Class R, Class Y, Class Z and Class Z-2 shares for these services.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Trust’s Board of Trustees. For the six months ended April 30, 2020, Alger Management charged back to Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund, and Alger Small Cap Growth Institutional Fund, $770,491, $30,487, $26,554 and $36,534, respectively, for these services, which are included in the transfer agent fees in the accompanying Statements of Operations.

(g) Trustee Fees: For 2019, each trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (“Independent Trustee”) received a fee of $122,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Trust, The Alger Funds, The Alger Funds II, The Alger Portfolios and Alger Global Focus Fund, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board of Trustees received additional compensation of $30,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee received a fee of $11,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

On December 17, 2019, the Board of Trustees approved the following changes in Trustee compensation. Effective January 1, 2020, each Independent Trustee receives a fee of $134,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $20,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $13,000 per annum, paid pro rata by each fund in the Alger Fund Complex.

(h) Interfund Trades: The Funds may engage in purchase and sale transactions with other funds advised by Alger Management. There were no interfund trades during the six months ended April 30, 2020.

(i) Interfund Loans: The Funds, along with other funds in the Alger Fund Complex, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds. If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. There were no interfund loans outstanding as of April 30, 2020.

During the six months ended April 30, 2020, Alger Capital Appreciation Institutional Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund incurred interest expense of $14,366, $560 and $46, respectively, in connection with interfund loans.

(j) Other Transactions with Affiliates: Certain officers of the Trust are directors and/or officers of Alger Management and the Distributor. At April 30, 2020, Alger Management and its affiliated entities owned the following shares:

	SHARE CLASS
	A	C	Y	Z	Z-2
Alger Capital Appreciation Institutional Fund	–	–	415	–	4,518
Alger Focus Equity Fund	7,530	7,563	408	38,745	–
Alger Mid Cap Growth Institutional Fund	–	–	–	–	4,909
Alger Small Cap Growth Institutional Fund	–	–	–	–	7,733

(k) Shareholder Servicing Fees: The Trust has entered into a shareholder servicing agreement with Alger LLC whereby Alger LLC provides Class I shares and Class R shares of the Trust with ongoing servicing of shareholder accounts. As compensation for such services, the Class I shares and Class R shares of each Fund pay Alger LLC a monthly fee at an annual rate of 0.25% of the value of the average daily net assets of those classes. The fees paid may be more or less than the expenses incurred by the Distributor.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by each Fund other than U.S. Government securities, short-term securities and purchased options for the six months ended April 30, 2020:

	PURCHASES	SALES
Alger Capital Appreciation Institutional Fund	$1,363,056,621	$1,749,036,434
Alger Focus Equity Fund	465,594,951	351,897,858
Alger Mid Cap Growth Institutional Fund	83,480,563	96,493,755
Alger Small Cap Growth Institutional Fund	16,232,601	22,350,914

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal systems.

NOTE 5 — Borrowing:

The Funds may borrow from the Custodian on an uncommitted basis. Each Fund pays the Custodian a market rate of interest, generally based upon a rate of return with respect to each respective currency borrowed taking into consideration relevant overnight and short-term reference rates, the range of distribution between and among the interest rates paid on deposits to other institutions, less applicable commissions, if any. The Funds may also borrow from other in the Alger Fund Complex, as discussed in Note 3(i). For the six months ended April 30, 2020, the Funds had the following borrowings:

	AVERAGE DAILY	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger Capital Appreciation Institutional Fund	$1,309,161	2.29%
Alger Focus Equity Fund	73	3.83
Alger Mid Cap Growth Institutional Fund	55,996	2.49
Alger Small Cap Growth Institutional Fund	6,639	1.69

The highest amount borrowed by each Fund from the Custodian and other funds during the six months ended April 30, 2020 was as follows:

HIGHEST BORROWING
Alger Capital Appreciation Institutional Fund	$20,714,000
Alger Focus Equity Fund	13,266
Alger Mid Cap Growth Institutional Fund	1,090,000
Alger Small Cap Growth Institutional Fund	1,092,000

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 6 — Share Capital:

The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into four series. Each series is divided into separate classes. The transactions of shares of beneficial interest were as follows:

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2020		OCTOBER 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Institutional Fund
Class I:
Shares sold	5,094,534	$172,152,546	8,417,215	$280,107,075
Dividends reinvested	5,785,382	196,992,265	7,740,393	224,935,972
Shares redeemed	(12,863,406)	(433,411,800)	(24,372,108)	(801,071,178)
Net decrease	(1,983,490)	$(64,266,989)	(8,214,500)	$(296,028,131)
Class R:
Shares sold	872,067	$25,392,187	1,762,903	$51,317,458
Dividends reinvested	1,943,976	57,114,016	2,457,723	62,843,991
Shares redeemed	(3,607,852)	(106,057,776)	(6,612,099)	(194,666,099)
Net decrease	(791,809)	$(23,551,573)	(2,391,473)	$(80,504,650)
Class Y:
Shares sold	2,187,012	$76,017,043	5,653,420	$188,554,665
Dividends reinvested	925,654	31,953,565	559,332	16,394,033
Shares redeemed	(1,486,479)	(50,934,188)	(1,606,568)	(54,184,400)
Net increase	1,626,187	$57,036,420	4,606,184	$150,764,298
Class Z-2:
Shares sold	1,528,830	$53,573,697	3,148,289	$105,212,378
Dividends reinvested	1,327,202	45,761,941	1,588,574	46,545,228
Shares redeemed	(3,342,552)	(113,825,585)	(5,093,874)	(169,706,959)
Net decrease	(486,520)	$(14,489,947)	(357,011)	$(17,949,353)

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2020		OCTOBER 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Focus Equity Fund
Class A:
Shares sold	356,903	$13,963,072	673,709	$23,058,867
Shares converted from Class C	—	—	3,636	131,717
Dividends reinvested	28,146	1,090,390	56,428	1,713,609
Shares redeemed	(226,132)	(8,448,263)	(582,775)	(19,492,561)
Net increase	158,917	$6,605,199	150,998	$5,411,632
Class C:
Shares sold	183,315	$6,634,680	350,419	$11,129,342
Shares converted to Class A	—	—	(3,839)	(131,717)
Dividends reinvested	20,918	765,179	46,342	1,339,278
Shares redeemed	(126,921)	(4,506,042)	(151,966)	(4,992,895)
Net increase	77,312	$2,893,817	240,956	$7,344,008
Class I:
Shares sold	601,485	$22,907,200	1,342,556	$47,597,261
Dividends reinvested	37,422	1,457,601	53,123	1,621,831
Shares redeemed	(327,329)	(12,810,768)	(651,514)	(22,387,516)
Net increase	311,578	$11,554,033	744,165	$26,831,576
Class Y:
Shares sold	238,487	$9,624,489	181,744	$6,490,851
Dividends reinvested	35,839	1,421,385	82,864	2,572,911
Shares redeemed	(283,416)	(11,720,732)	(121,376)	(4,323,579)
Net increase (decrease)	(9,090)	$(674,858)	143,232	$4,740,183
Class Z:
Shares sold	3,568,747	$137,505,179	6,094,959	$208,653,055
Dividends reinvested	210,801	8,343,502	309,153	9,580,668
Shares redeemed	(1,369,094)	(52,585,052)	(2,182,950)	(77,098,438)
Net increase	2,410,454	$93,263,629	4,221,162	$141,135,285

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2020		OCTOBER 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Mid Cap Growth Institutional Fund
Class I:
Shares sold	128,262	$3,726,775	521,161	$15,521,939
Dividends reinvested	194,914	5,771,390	192,548	4,898,432
Shares redeemed	(445,147)	(13,107,769)	(1,000,456)	(30,246,862)
Net decrease	(121,971)	$(3,609,604)	(286,747)	$(9,826,491)
Class R:
Shares sold	31,330	$859,741	54,224	$1,455,826
Dividends reinvested	23,447	621,356	26,126	603,527
Shares redeemed	(120,614)	(3,263,024)	(183,119)	(5,104,141)
Net decrease	(65,837)	$(1,781,927)	(102,769)	$(3,044,788)
Class Z-2:
Shares sold	14,323	$436,081	256,197	$7,448,065
Dividends reinvested	32,511	972,401	33,064	846,450
Shares redeemed	(81,882)	(2,368,212)	(265,644)	(8,261,749)
Net increase (decrease)	(35,048)	$(959,730)	23,617	$32,766

Alger Small Cap Growth Institutional Fund
Class I:
Shares sold	800,544	$15,081,104	1,198,938	$25,470,284
Dividends reinvested	870,649	16,394,317	862,759	15,236,332
Shares redeemed	(974,281)	(18,484,265)	(3,483,263)	(74,512,679)
Net increase (decrease)	696,912	$12,991,156	(1,421,566)	$(33,806,063)
Class R:
Shares sold	45,898	$675,627	106,807	$1,853,149
Dividends reinvested	122,794	1,795,254	88,237	1,272,379
Shares redeemed	(112,020)	(1,662,381)	(184,942)	(3,179,981)
Net increase (decrease)	56,672	$808,500	10,102	$(54,453)
Class Z-2:
Shares sold	351,070	$6,606,424	454,127	$9,557,812
Dividends reinvested	437,592	8,322,998	330,775	5,894,407
Shares redeemed	(508,731)	(9,647,797)	(767,730)	(16,049,052)
Net increase (decrease)	279,931	$5,281,625	17,172	$(596,833)

NOTE 7 — Income Tax Information:

At October 31, 2019 the Funds, for federal income tax purposes, had no capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds will not be subject to expiration.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of partnership investments, the realization of

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

NOTE 8 — Fair Value Measurements:

The following is a summary of the inputs used as of April 30, 2020 in valuing the Funds’ investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

Alger Capital Appreciation Institutional Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$402,855,997	$393,871,811	$8,984,186	$—
Consumer Discretionary	654,811,097	644,564,303	2,417,035	7,829,759
Consumer Staples	34,116,196	34,116,196	—	—
Financials	143,474,277	143,474,277	—	—
Healthcare	451,826,924	451,826,924	—	—
Industrials	132,638,285	132,638,285	—	—
Information Technology	1,322,097,113	1,320,722,690	—	1,374,423
Materials	63,071,762	63,071,762	—	—
TOTAL COMMON STOCKS	$3,204,891,651	$3,184,286,248	$11,401,221	$9,204,182
PREFERRED STOCKS
Information Technology	6,335,626	—	—	6,335,626
REAL ESTATE INVESTMENT TRUST
Real Estate	44,051,306	44,051,306	—	—
TOTAL INVESTMENTS IN SECURITIES	$3,255,278,583	$3,228,337,554	$11,401,221	$15,539,808

Alger Focus Equity Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$88,512,608	$88,512,608	$—	$—
Consumer Discretionary	146,478,305	146,478,305	—	—
Financials	43,944,345	43,944,345	—	—
Healthcare	91,879,158	91,879,158	—	—
Industrials	30,586,097	30,586,097	—	—
Information Technology	316,575,913	316,575,913	—	—
Materials	17,785,457	17,785,457	—	—
TOTAL COMMON STOCKS	$735,761,883	$735,761,883	$—	$—
PREFERRED STOCKS
Healthcare	60,692	—	—	60,692
REAL ESTATE INVESTMENT TRUST
Real Estate	13,499,895	13,499,895	—	—
TOTAL INVESTMENTS IN SECURITIES	$749,322,470	$749,261,778	$—	$60,692

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Mid Cap Growth Institutional Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$3,234,167	$3,234,167	$—	$—
Consumer Discretionary	12,666,576	12,666,576	—	—
Consumer Staples	2,052,153	2,052,153	—	—
Financials	4,445,774	4,445,774	—	—
Healthcare	16,569,735	15,847,339	234,429	487,967
Industrials	10,612,786	10,612,786	—	—
Information Technology	24,561,704	24,490,254	—	71,450
Materials	1,405,584	1,405,584	—	—
Real Estate	655,930	655,930	—	—
TOTAL COMMON STOCKS	$76,204,409	$75,410,563	$234,429	$559,417
PREFERRED STOCKS
Healthcare	131,147	—	—	131,147
Information Technology	291,381	—	—	291,381
TOTAL PREFERRED STOCKS	$422,528	$—	$—	$422,528
RIGHTS
Healthcare	1,311,077	—	—	1,311,077
REAL ESTATE INVESTMENT TRUST
Real Estate	3,749,852	3,749,852	—	—
TOTAL INVESTMENTS IN SECURITIES	$81,687,866	$79,160,410	$234,429	$2,293,022

Alger Small Cap Growth Institutional Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$3,836,736	$3,836,736	$—	$—
Consumer Discretionary	10,650,521	10,650,521	—	—
Consumer Staples	1,655,320	1,655,320	—	—
Energy	933,382	933,382	—	—
Financials	5,046,006	5,046,006	—	—
Healthcare	70,396,201	70,396,201	—	—
Industrials	4,287,312	4,287,312	—	—
Information Technology	46,650,707	46,650,707	—	—
Materials	2,475,607	2,475,607	—	—
TOTAL COMMON STOCKS	$145,931,792	$145,931,792	$—	$—
PREFERRED STOCKS
Healthcare	105,278	—	—	105,278
RIGHTS
Healthcare	1,638,533	—	—	1,638,533
REAL ESTATE INVESTMENT TRUST
Real Estate	5,660,738	5,660,738	—	—
TOTAL INVESTMENTS IN SECURITIES	$153,336,341	$151,592,530	$—	$1,743,811

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Capital Appreciation Institutional Fund	Common Stocks
Opening balance at November 1, 2019	$8,128,232
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	1,075,950
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2020	9,204,182
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2020*	$1,075,950

Alger Capital Appreciation Institutional Fund	Preferred Stocks
Opening balance at November 1, 2019	$6,335,626
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2020	6,335,626
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2020*	$—

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Focus Equity Fund	Preferred Stocks
Opening balance at November 1, 2019	$81,434
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(20,742)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2020	60,692
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2020*	$(20,742)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Mid Cap Growth Institutional Fund	Common Stocks
Opening balance at November 1, 2019	$71,450
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	487,967
Sales	—
Closing balance at April 30, 2020	559,417
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2020*	$—

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Mid Cap Growth Institutional Fund	Preferred Stocks
Opening balance at November 1, 2019	$467,351
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(44,823)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2020	422,528
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2020*	$(44,823)

Alger Mid Cap Growth Institutional Fund	Rights
Opening balance at November 1, 2019	$1,366,057
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(54,980)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2020	1,311,077
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2020*	$(54,980)

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Small Cap Growth Institutional Fund	Preferred Stocks
Opening balance at November 1, 2019	$141,259
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(35,981)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2020	105,278
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2020*	$(35,981)

Alger Small Cap Growth Institutional Fund	Rights
Opening balance at November 1, 2019	$1,707,246
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(68,713)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2020	1,638,533
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2020*	$(68,713)

* Net change in unrealized appreciation (depreciation) is included in net change in unrealized appreciation (depreciation) on investments in the accompanying statement of operations.

The following table provides quantitative information about each Fund’s Level 3 fair value measurements of the Funds’ investments as of April 30, 2020. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to the Funds’ fair value measurements.

THE ALGER INSTITUTIONAL FUNDS

 NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	Fair Value	Valuation	Unobservable		Weighted Average
	April 30, 2020	Methodology	Input	Input/Range	Inputs
Alger Capital Appreciation Institutional Fund
Common Stocks	$7,829,759	Income Approach	Discount Rate	2.40%-11.30%	N/A
Common Stocks	1,374,423	Market Approach	Transaction Price	N/A	N/A
Preferred Stocks	6,335,626	Market Approach	Transaction Price	N/A	N/A

Alger Focus Equity Fund
Preferred Stocks	$60,692	Income Approach	Discount Rate	55.00%-60.00%	N/A

Alger Mid Cap Growth Institutional Fund
Common Stocks	$559,417	Market Approach	Transaction Price	N/A	N/A
Preferred Stocks	131,147	Income Approach	Discount Rate	55.00%-60.00%	N/A
Preferred Stocks	291,381	Market Approach	Transaction Price	N/A	N/A
Rights	1,311,077	Income Approach	Discount Rate	4.24%-5.10%	N/A

Alger Small Cap Growth Institutional Fund
Preferred Stocks	$105,278	Income Approach	Discount Rate	55.00%-60.00%	N/A
Rights	1,638,533	Income Approach	Discount Rate	4.24%-5.10%	N/A

The significant unobservable inputs used in the fair value measurement of the Fund’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements than those noted in the table above. Generally, increases in revenue and EBITDA multiples, decreases in discount rates, and increases in the probabilities of success result in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probabilities of success result in lower fair value measurements.

Certain of the Funds’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statements purposes. As of April 30, 2020, such assets were categorized within the ASC 820 disclosure hierarchy as follows:

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Cash and cash equivalents:
Alger Capital Appreciation Institutional Fund	$22,069,701	$–	$22,069,701	$–
Alger Focus Equity Fund	12,968,373	–	12,968,373	–
Alger Mid Cap Growth Institutional Fund	575,150	–	575,150	–
Alger Small Cap Growth Institutional Fund	9,538,481	–	9,538,481	–

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 – Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options — Certain Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, these Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indexes. The Funds purchase call options to increase their exposure to the stock market and also provide diversification of risk. The Funds purchase put options in order to protect from significant market declines that may occur over a short period of time. The Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios. The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options. During the six months ended April 30, 2020, options were used in accordance with these objectives.

The Funds’ option contracts were not subject to any rights of offset with any counterparty. All of the Funds’ options were exchange traded which utilize a clearinghouse that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract.

There was no effect of derivative instruments on the accompanying Statements of Operations for the six months ended April 30, 2020.

There were no open derivative instruments as of April 30, 2020.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 10 — Principal Risks:

Alger Capital Appreciation Institutional Fund

Investing in the stock market involves risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investments in the Consumer Discretionary Sector may be affected by domestic and international economies, consumer’s disposable income, consumer preferences and social trends. Foreign securities involve special risks including currency risk and risks related to political, social, or economic conditions.

Alger Focus Equity Fund

Investing in the stock market involves certain risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investments in the Consumer Discretionary Sector may be affected by domestic and international economies, consumer’s disposable income, consumer preferences and social trends. Foreign securities involve special risks including currency risk and risks related to political, social, or economic conditions. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Mid Cap Growth Institutional Fund

Investing in the stock market involves certain risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of medium capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency risk and risks related to political, social, or economic conditions. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Small Cap Growth Institutional Fund

Investing in the stock market involves certain risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign and Emerging Market securities involve special risks including currency risk and risks related to political, social, or economic conditions.

NOTE 11 — Affiliated Securities:

The issuers of the securities listed below are deemed to be affiliates of the Funds because the Funds or their affiliates owned 5% or more of the issuer’s voting securities during all or

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

part of the six months ended April 30, 2020. Purchase and sale transactions, interest income and dividend income earned during the period were as follows:

							Net Increase
	Shares/			Shares/			(Decrease)
	Par at			Par at	Dividend/		in	Value at
	October 31,	Purchases/	Sales/	April 30,	Interest	Realized	Unrealized	April 30,
Security	2019	Conversion	Conversion	2020	Income	Gain (Loss)	App(Dep)	2020
Alger Focus Equity Fund
Preferred Stocks
Prosetta Biosciences,
Inc., Series D	76,825	–	–	76,825	$–	$–	$(20,742)	$60,692
Total					$–	$–	$(20,742)	$60,692

							Net Increase
	Shares/			Shares/			(Decrease)
	Par at			Par at	Dividend/		in	Value at
	October 31,	Purchases/	Sales/	April 30,	Interest	Realized	Unrealized	April 30,
Security	2019	Conversion	Conversion	2020	Income	Gain (Loss)	App(Dep)	2020
Alger Mid Cap Growth Institutional Fund
Preferred Stocks
Prosetta Biosciences,
Inc., Series D	166,009	–	–	166,009	$–	$–	$(44,823)	$131,147
Total					$–	$–	$(44,823)	$131,147

							Net Increase
	Shares/			Shares/			(Decrease)
	Par at			Par at	Dividend/		in	Value at
	October 31,	Purchases/	Sales/	April 30,	Interest	Realized	Unrealized	April 30,
Security	2019	Conversion	Conversion	2020	Income	Gain (Loss)	App(Dep)	2020
Alger Small Cap Growth Institutional Fund
Preferred Stocks
Prosetta Biosciences,
Inc., Series D	133,263	–	–	133,263	$–	$–	$(35,981)	$105,278
Total					$–	$–	$(35,981)	$105,278

NOTE 12 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to April 30, 2020, through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting November 1, 2019 and ending April 30, 2020.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended April 30, 2020” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

					Annualized
				Expenses	Expense Ratio
		Beginning	Ending	Paid During	For the
		Account	Account	the Six Months	Six Months
		Value	Value	Ended	Ended
		November 1, 2019	April 30, 2020	April 30, 2020(a)	April 30, 2020(b)
Alger Capital Appreciation Institutional Fund
Class I	Actual	$1,000.00	$1,093.90	$5.99	1.15%
	Hypothetical(c)	1,000.00	1,019.14	5.77	1.15
Class R	Actual	1,000.00	1,091.40	8.22	1.58
	Hypothetical(c)	1,000.00	1,017.01	7.92	1.58
Class Y	Actual	1,000.00	1,096.00	3.91	0.75
	Hypothetical(c)	1,000.00	1,021.13	3.77	0.75
Class Z-2	Actual	1,000.00	1,095.80	4.33	0.83
	Hypothetical(c)	1,000.00	1,020.74	4.17	0.83

Alger Focus Equity Fund
Class A	Actual	$1,000.00	$1,108.70	$5.09	0.97%
	Hypothetical(c)	1,000.00	1,020.26	4.93	0.97
Class C	Actual	1,000.00	1,104.60	9.05	1.73
	Hypothetical(c)	1,000.00	1,016.44	8.77	1.73
Class I	Actual	1,000.00	1,109.00	4.67	0.89
	Hypothetical(c)	1,000.00	1,020.66	4.52	0.89
Class Y	Actual	1,000.00	1,110.30	3.36	0.64
	Hypothetical(c)	1,000.00	1,021.92	3.25	0.64
Class Z	Actual	1,000.00	1,110.50	3.36	0.64
	Hypothetical(c)	1,000.00	1,021.92	3.25	0.64

Alger Mid Cap Growth Institutional Fund
Class I	Actual	$1,000.00	$1,026.80	$7.00	1.39%
	Hypothetical(c)	1,000.00	1,018.15	7.05	1.39
Class R	Actual	1,000.00	1,024.10	9.46	1.88
	Hypothetical(c)	1,000.00	1,015.69	9.53	1.88
Class Z-2	Actual	1,000.00	1,028.50	5.30	1.05
	Hypothetical(c)	1,000.00	1,019.86	5.33	1.05

Alger Small Cap Growth Institutional Fund
Class I	Actual	$1,000.00	$1,121.30	$7.01	1.33%
	Hypothetical(c)	1,000.00	1,018.25	6.67	1.33
Class R	Actual	1,000.00	1,117.80	9.74	1.85
	Hypothetical(c)	1,000.00	1,015.66	9.27	1.85
Class Z-2	Actual	1,000.00	1,122.60	5.22	0.99
	Hypothetical(c)	1,000.00	1,019.94	4.97	0.99

(a)	Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(b)	Annualized.

(c)	5% annual return before expenses.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 12/20/16

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
•Social Security number and
•Account balances and
•Transaction history and
•Purchase history and
•Assets
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal	Does	Can you limit
information	Alger share?	this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-342-2186

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are

Who is providing this notice?	Alger includes Fred Alger Management, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Focus Fund.

What we do

How does Alger protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Alger collect my personal information?

We collect your personal information, for example, when you:

• Open an account or

• Make deposits or withdrawals from your account or

• Give us your contact information or

• Provide account information or

• Pay us by check.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

• sharing for affiliates’ everyday business purposes ─ information about your credit worthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include Fred Alger Management, LLC, Weatherbie Capital, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Focus Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Funds’ website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings, which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their complete schedules of portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters as an exhibit to their reports on Form N-PORT. Previously, the Funds made their complete schedules of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Funds’ Forms N-CSR, N-PORT and N-Q are available online on the SEC’s website at www.sec.gov.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www. alger.com and through other marketing communications (including printed advertising/ sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these third parties to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Trust’s Chief Compliance Officer.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to material the Funds routinely provide to shareholders, the Investment Manager may make additional statistical information available regarding the Alger Family of Funds. Such information may include, but not be limited to, relative weightings and characteristics of a Fund versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Funds at (800) 992-3863 to obtain such information.

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, the Trust established a liquidity risk management program (the “LRMP”) in December 2018 and the Board, including a majority of the Independent Trustees, appointed the Investment Manager as the administrator of the LRMP. The Board, including a majority of the Independent Trustees, formally approved the LRMP in May of 2019. The Investment Manager administers the LRMP through a Liquidity Risk Committee (the “Committee”) that is chaired by the Investment Manager’s Chief Compliance Officer, who also serves as the Trust’s Chief Compliance Officer. The Board also approved an agreement with Intercontinental Exchange (“ICE”), a third-party vendor that assists the Funds with liquidity classifications required by Rule 22e-4. The Committee is responsible for assessing the liquidity risk of the Funds, subject to the oversight of the Investment Manager. The Committee reviews daily investment classification reports, continuously monitors the Funds’ liquidity risk, and meets at least quarterly.

The Board met to review the LRMP pursuant to Rule 22e-4 and at such meeting the Trust’s Chief Compliance Officer, on behalf of the Investment Manager as the administrator of the LRMP, provided the Board with a report that addressed the operation of the LRMP and assessed its adequacy and effectiveness of implementation and any material changes to the LRMP (the “Report”). The Report covered the period from December 1, 2018 through November 30, 2019 (the “Review Period”).

The Report stated that the Committee assessed each Fund’s liquidity risk by considering qualitative factors such as the Fund’s investment strategy, holdings, diversification of investments, redemption policies, cash flows, cash levels, shareholder concentration, and access to borrowings, among others, in conjunction with the quantitative classifications generated by ICE. In addition, in connection with the review of the Funds’ liquidity risks and the operation of the LRMP and the adequacy and effectiveness of its implementation, the Committee also evaluated the levels at which to set the reasonably anticipated trade size and market price impact. The Report described the process for determining that each Fund primarily holds investments that are highly liquid.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Report concluded during the Review Period that the Trust’s LRMP is operating effectively, and is adequate and effectively implemented.

THE ALGER INSTITUTIONAL FUNDS

360 Park Avenue South

New York, NY 10010

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, LLC

360 Park Avenue South

New York, NY 10010

Distributor

Fred Alger & Company, LLC

360 Park Avenue South

New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

Custodian

Brown Brothers Harriman & Company

50 Post Office Square

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY 10112

This report is submitted for the general information of the shareholders of The Alger Institutional Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

ALGER

Inspired by Change, Driven by Growth.

Printed on recycled paper

PRINTED WITH SOY INK™

AIFSAR

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13. EXHIBITS.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(a) (4) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Institutional Funds

By:	/s/Hal Liebes
Hal Liebes
President

Date:	June 22, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hal Liebes
Hal Liebes
President

Date:	June 22, 2020

By:	/s/Michael D. Martins
Michael D. Martins
Treasurer

Date:	June 22, 2020